As filed with the Securities and Exchange Commission on August 17, 2012

File No. 33-8982

ICA No. 811-4852

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 100	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 101

The Victory Portfolios

(Exact name of Registrant as Specified in Trust Instrument)

3435 Stelzer Road

Columbus, Ohio 43219

(Address of Principal Executive Office)

(800) 539-3863

(Area Code and Telephone Number)

Copy to:

Charles Booth CITI Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219 (Name and Address of Agent for Service)	Christopher K. Dyer The Victory Portfolios 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144	Jay G. Baris Morrison & Foerster LLP 1290 Avenue of the Americas New York, New York 10104-0050

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)	☒ on November 1, 2012 pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

November 1, 2012

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Dividend Growth Fund

Class A  ......

Class C  ......

Class I    ......

Class R  ......

Class Y  ......

VictoryFunds.com
800-539-FUND

(800-539-3863)

The Victory Portfolios

Table of Contents

Fund Summary	1

Investment Objective	1

Fees and Expenses	1

Principal Investment Strategies	3

Principal Risks	3

Investment Performance	4

Management of the Fund	4

Purchase and Sale of Fund Shares	5

Tax Information	5

Payments to Broker-Dealers and Other Financial Intermediaries	5

Additional Fund Information	6

Investments	7

Risk Factors	8

Investing with Victory	10

Organization and Management of the Funds	11

Share Price	12

Choosing a Share Class	13

How to Buy Shares	22

How to Exchange Shares	28

How to Sell Shares	31

Shareholder Servicing and Distribution Plans	35

Dividends, Distributions, and Taxes	38

Important Fund Policies	42

Other Service Providers	47

Dividend Growth Fund Summary

Investment Objective

The Fund seeks to provide total return comprised of income from dividends and long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 10 of the Fund’s Prospectus and on page 41 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A		Class C		Class I		Class R		Class Y

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		NONE		NONE		NONE		NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE		1.00%		NONE		NONE		NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%		0.70%		0.70%		0.70%		0.70%
Distribution (12b-1) Fees	0.00%		1.00%		0.00%		0.50%		0.00%
Other Expenses (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	2.12%		1.87%		1.87%		1.87%		1.87%
Total Annual Fund Operating Expense	2.82%		3.57%		2.57%		3.07%		2.57%
Fee Waiver/Expense Reimbursement	(1.57)%		(1.57)%		(1.62)%		(1.57)%		(1.57)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25	%(1)	2.00	%(1)	0.95	%(1)	1.50	%(1)	1.00	%(1)

(1)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A, Class C, Class I, Class R and Class Y shares do not exceed 1.25%, 2.00%, 0.95%, 1.50% and 1.00%, respectively, until at least February 28, 2018.

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Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$949	$1,222	$2,909
Class C (If you sell your shares at the end of the period.)	$303	$627	$1,078	$3,222
Class C (If you do not sell your shares at the end of the period.)	$203	$627	$1,078	$3,222
Class I	$97	$303	$525	$2,191
Class R	$153	$474	$818	$2,732
Class Y	$102	$318	$552	$2,214

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

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Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in the common stocks of companies that currently pay dividends or are expected to begin paying dividends in the near future, with an emphasis on high quality growing businesses of companies that have increased their dividends over time. The Fund will seek to invest in companies that not only are paying a growing dividend, but are also priced at a discount to their intrinsic value.

The Fund may invest in securities of companies that are mid or large cap, but will invest primarily in large cap securities.

The Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock traded on U.S. exchanges and issued by established companies. This includes foreign companies listed or traded on U.S. exchanges or ADR’s of foreign companies.

The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

For purpose of the Fund’s investment objective, “net assets” includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The prices of securities held by the Fund may decline if any of the following occurs:

•  The market values of the securities acquired by the Fund decline.

•  Growth stocks fall out of favor because the companies’ earnings growth does not meet expectations.

•  Large cap dividend paying stocks fall out of favor relative to the overall market.

•  Mid cap stocks fall out of favor relative to stocks of larger or smaller companies.

•  The portfolio manager does not execute the Fund’s principal investment strategies effectively.

•  A company’s earnings or dividends do not increase as expected.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

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Investment Performance

No performance information is presented as the Fund is new.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Manager

is a Chief Investment Officer (Dividend Growth Equity) of the Adviser, and has been the Lead Portfolio Manager of the Fund since its inception in 2012.

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Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Fund Information

The Dividend Growth Fund (the “Fund”) is a mutual fund that is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following section describes the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Principal Investment Strategy of the Dividend Growth Fund

In making investment decisions for the fund, the Adviser will invest the Fund’s assets in stocks of companies that have exhibited characteristics of a high quality growing business. The Adviser looks for companies with established branded products and services, dominant market share, pricing power, a recurring revenue stream, free cash flow, high returns on invested capital, predictable and sustainable growth, a strong balance sheet, an enduring competitive advantage, favorable demographic trends, rational capital allocation and strong management team that thinks like owners. The Adviser seeks to identify companies with characteristics like these that have a track record of paying out, or the capability of paying out, higher dividends over time and are also priced at a discount to the perceived value of the underlying business.

Victory Capital Management Inc., which we will refer to as the “Adviser” throughout the Prospectus, manages the Fund.

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Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

U.S. Equity Securities

Can include common stock, preferred stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

Investment Companies

The Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund’s investment objective and policies.

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Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.

General risks

•  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

•  Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Equity risk

•  Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company’s assets.

Growth securities risk

•  Growth securities risk is the risk that portfolio securities might be more sensitive to changes in current or expected earnings than the values of other stocks. Growth securities may be more volatile than other stocks, causing greater fluctuations in value. A growth approach could also be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

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It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Dividend paying stock risk

•  Dividend paying stock risk is the risk that returns from the stocks of these dividend paying companies will underperform the overall stock market. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks or other segments of the stock market. Performance could also be negatively impacted if companies reduce their dividend payout.

Mid capitalization stock risk

•  Mid capitalization risk is the risk that a company will be adversely affected or fail as a result of its smaller size. Mid sized companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a less experienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of mid sized companies may, therefore, be more vulnerable to adverse developments than those of larger companies. Mid capitalization stocks could also underperform stocks of smaller companies.

An investment in the Fund is not a complete investment program.

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INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I, Class R or Class Y shares of the Fund. Class I, Class R and Class Y shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information on your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Pricing Policy. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

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Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC and is a second-tier subsidiary of KeyCorp. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2011, the Adviser managed assets totaling in excess of $27 billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 0.70%.

Portfolio Management

is the Lead Portfolio Manager of the Dividend Growth Fund.

is a Chief Investment Officer (Dividend Growth Equity) of the Adviser, and has been with the Adviser or an affiliate since 2012.                     is a CFA charterholder.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

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Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

•  Trading in the security has been halted;

•  The market quotation for the security is clearly erroneous due to a clerical error;

•  The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

•  An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each Class of the Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

You can find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund’s NAV by calling 800-539-3863 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

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Choosing a Share Class

CLASS A
• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge may be imposed if you sell your shares within twelve months of their purchase.

• Lower annual expenses than Class C and Class R shares.

CLASS C
• No front-end sales charge. All your money goes to work for you right away.

• A deferred sales charge if you sell your shares within twelve months of their purchase.

• Higher annual expenses than Class A, Class I, Class R and Class Y shares.

CLASS I
• No front-end sales charge. All your money goes to work for you right away.

• Class I shares are only available to certain investors.

• Lower annual expenses than Class A, Class C, Class R and Class Y shares.

CLASS R
• No front-end sales charge. All your money goes to work for you right away.

• Class R shares are only available to certain investors.

• Higher annual expenses than Class A, Class I and Class Y shares.

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CLASS Y
• No front-end sales charge. All your money goes to work for you right away.
• Class Y shares are only available to certain investors.
• Lower annual expenses than Class A, Class C and Class R shares.

Share Classes

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

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Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an intial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds. com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the transfer agent, at the time of purchase, current information regarding shares of the Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory

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Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1.  Purchases sufficient to reach a breakpoint (see Important information about sales load breakpoints).

2.  A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3.  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding Fund shares sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding Victory Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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and children under 21) to achieve a reduced sales charge on your added investment.

5.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6.  The Victory Funds will completely waive the sales charge (for Class A shares) in the following cases:

a.  Purchases of $1,000,000 or more.

b.  Purchases by:

i.  current and retired Victory Fund trustees or officers;

ii.  directors, trustees, employees, and family members of employees of KeyCorp or “Affiliated Providers;”* and

iii.  brokers (and their sales representatives) where those brokers have agreements with Victory Capital Advisers Inc., (the “Distributor”) to sell shares of the Fund.

c.  Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

d.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e.  Purchases for fee-based investment products or accounts.

f.  Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Trust.

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non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans, and IRA rollovers from such plans, if a Victory Fund Class A share was offered. If the distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

g.  Purchases by participants in the Victory Investment Program.

h.  Shareholders who qualified under Victory Fund rules previously in effect, except for NAV transfer rules.

i.  Reinvestment of proceeds from a liquidation distribution from a group Minor Trust managed by the Adviser.

j.  Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

k.  Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your

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dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase Class I Shares

Only Eligible Investors may purchase or exchange into Class I shares of the Fund. Eligible Investors include the following:

•  Institutional and individual retail investors with a minimum investment in Class I shares of $2,500,000 who purchase through certain broker-dealers or directly from the transfer agent;

•  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a

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section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

•  Investors in select fee based programs;

•  Current and retired Fund trustees or officers;

•  Directors, trustees, employees, and family members of employees of KeyCorp or “Affiliated Providers;”**

•  Purchases by participants in the Victory Investment Program; and

•  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

•  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

•  IRA rollovers from such plans if a Victory Class R shares were offered; and

•  Shareholders who owned Class R shares (formerly Class G shares) on December 31, 2002.

**Affiliated Providers are affiliates and subsidiaries of KeyCorp.

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Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

•  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

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How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Funds website, VictoryFunds.com, and clicking on Mutual Funds, then Account Applications & Forms. The completed Account Application, along with a check made payable to the Victory Funds, must then be returned to the Fund at the following address:

The Victory Funds

P.O. Box 182593

Columbus, OH 43218-2593.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Funds are unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class I, Class R or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

•  By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

•  By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

•  By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

•  Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

•  By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the

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right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

•  By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

•  By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of a Fund.

Other purchase rules you should know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-3863

BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

ON THE INTERNET	www.VictoryFunds.com

Keep these addresses handy for purchases, exchanges, or redemptions.

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If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31st of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

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How to Exchange Shares

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below.

Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI.

The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege, and shares of the Fund selected for exchange must be available for sale in your state of residence. If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

C share exchange

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the

You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

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respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

•  By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

•  By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

•  Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

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An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

•  Mail a check to the address of record;

•  Wire funds to a previously designated domestic financial institution;

•  Mail a check to a previously designated alternate address; or

•  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

•  Your account registration has changed within the last 15 days;

•  The check is not being mailed to the address on your account;

•  The check is not being made payable to the owner of the account;

•  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

•  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal will be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

•  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

•  The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

•  The Fund may suspend your right to redeem your shares in the following circumstances:

•  During non-routine closings of the NYSE;

•  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

•  When the SEC orders a suspension to protect the Fund’s shareholders.

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•  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

•  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Shareholder Servicing and Distribution Plans

Shareholder Servicing Plan for Class A Shares

The Fund has adopted a Shareholder Servicing Plan for its Class A shares. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class C shares and Class R shares of the Fund.

Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of the Fund’s average daily net assets. The fee is paid for general distribution services, for selling Class R shares of the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares. Personal services to shareholders

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are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class C shares do not convert into any other class of shares.

The Trust has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A shares of the

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Fund. These share classes do not make any payments under this plan.

Other Distribution Related Payments

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

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Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends quarterly. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

You can choose how to receive your dividends and distributions when you complete the Account Application. You can have them automatically reinvested in Fund shares, deposited directly to your bank account, sent to you by check, or have them invested in a different Victory Fund. If you don’t indicate a preference on your application, your dividends and distributions will all be reinvested in shares of the Fund.

Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

As with any investment, you should consider the tax consequences of an investment in the Fund. You should ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

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Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another of the Victory Funds. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

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Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

•  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

•  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

•  An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

•  An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

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The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

Important Information about Taxes

•  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

•  Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

•  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

•  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

•  You should review the more detailed discussion of federal income tax considerations in the SAI.

•  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

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Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

•  Name;

•  Date of birth (for individuals);

•  Residential or business street address (although post office boxes are still permitted for mailing); and

•  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

•  Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

•  Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of

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the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

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Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31st and July 31st, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Funds’ Statement of Additional Information or on the Fund’s website, VictoryFunds.com

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name

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reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

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Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, is a subsidiary of KeyCorp,  4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, and serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

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P.O. Box 182593

Columbus, OH 43218-2593

Statement of Additional Information (SAI) — The SAI contains a more detailed legal description of the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports — Annual and semi-annual reports contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-539-FUND (800-539-3863).

By mail	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-DGRO-PRO (11/12)

STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY PORTFOLIOS

FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R	CLASS Y
Balanced Fund	SBALX	VBFCX	VBFIX	VBFGX	—
Core Bond Index Fund	SIMIX	—	VCBIX	—	—
Diversified Stock Fund	SRVEX	VDSCX	VDSIX	GRINX	VDSYX
Dividend Growth Fund
Established Value Fund	VETAX	—	VEVIX	GETGX	VEVYX
Fund for Income	IPFIX	VFFCX	VFFIX	GGIFX	VFFYX
Global Equity Fund	VPGEX	VPGCX	VPGYX	—	—
International Fund	VIAFX	VICFX	VIIFX	—	VIYFX
International Select Fund	VISFX	VISKX	VISIX	—	VISYX
Investment Grade Convertible Fund	SBFCX	—	VICIX	—	—
Large Cap Growth Fund	VFGAX	VFGCX	VFGIX	VFGRX	VFGYX
National Municipal Bond Fund	VNMAX	—	—	—	VNMYX
Ohio Municipal Bond Fund	SOHTX	—	—	—	—
Small Company Opportunity Fund	SSGSX	—	VSOIX	GOGFX	VSOYX
Special Value Fund	SSVSX	VSVCX	VSPIX	VSVGX	VSVYX
Stock Index Fund	SSTIX	—	—	VINGX	—

November 1, 2012

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectuses of the Funds listed above, all of which are dated February 29, 2012, except for the prospectus of Dividend Growth Fund which is dated November 1, 2012, as they may be amended or supplemented from time to time.  This SAI is incorporated by reference in its entirety into the prospectuses.  Copies of the prospectuses may be obtained by writing the Funds at P.O. Box 182593 Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

The Funds’ audited financial statements for October 31, 2011 and unaudited financial statements for April 30, 2012 are incorporated in this SAI by reference to the Funds’ 2011 annual report to shareholders and 2012 semi-annual report to shareholders (File No. 811-4852), other than for Dividend Growth Fund which is new.  You may obtain a copy of the Funds’ most recent annual and semi-annual reports at no charge by writing to the address or calling the phone number noted above.

GENERAL INFORMATION.

The Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986.  The Trust is an open-end management investment company.  The Trust currently consists of 16 series (each a “Fund,” and collectively, the “Funds”) of units of beneficial interest (“shares”).

This SAI relates to the shares of the 16 Funds and their respective classes, as listed below.  Much of the information contained in this SAI expands on subjects discussed in the prospectuses.  Capitalized terms not defined herein are used as defined in the prospectuses.  No investment in shares of a Fund should be made without first reading that Fund’s prospectus.

The Victory Portfolios:

Equity Funds:	Diversified Stock Fund, Class A, C, I, R and Y shares

Dividend Growth Fund, Class A, C, I, R and Y shares

Established Value Fund, Class A, I, R and Y shares
Global Equity Fund, Class A, C and I shares
International Fund, Class A, C, I and Y shares
International Select Fund, Class A, C, I and Y shares
Large Cap Growth Fund, Class A, C, I, R and Y shares
Small Company Opportunity Fund, Class A, I, R and Y shares
Special Value Fund, Class A, C, I, R and Y shares

Stock Index Fund, Class A and R shares

Hybrid Funds:	Balanced Fund, Class A, C, I and R shares
Investment Grade Convertible Fund, Class A and I shares

Fixed Income Funds:	Taxable Fixed Income Funds:
Core Bond Index Fund, Class A and I shares
Fund for Income, Class A, C, I, R and Y shares

Tax-Exempt Fixed Income Funds:
National Municipal Bond Fund, Class A and Y shares

Ohio Municipal Bond Fund, Class A shares

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.

Investment Objectives.

Each Fund’s investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities.  There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of Each Fund.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities unless (1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote.  A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy.  Each Fund is classified as an open-end investment company.  All Funds are sub-classified as diversified investment companies.

The following policies and limitations supplement the Funds’ investment policies set forth in the prospectuses.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”)).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board of Trustees (the “Board” or the “Trustees”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds.  The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act.

1.                                       Senior Securities.

None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

2.                                       Underwriting.

None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3.                                       Borrowing.

None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the Securities and Exchange Commission (the “SEC”) and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

4.                                       Real Estate.

None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments.  This restriction shall not prevent any of these Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts.  This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.                                       Lending.

None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

6.                                       Commodities.

None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.                                       Concentration.

None of the Funds may concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.  This restriction shall not prevent any Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

When investing in industrial development bonds, each of National Municipal Bond and Ohio Municipal Bond Funds will look to the source of the underlying payments.  None of these Funds will invest 25% or more of its total assets in industrial development bonds with underlying payments derived from similar projects.

Non-Fundamental Investment Policies and Limitations of the Funds.  The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1.                                       Illiquid Securities.

Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which a Fund has valued them.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered.  Victory Capital Management Inc., the Fund’s investment adviser (the “Adviser”), under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

No Fund may invest more than 15% of its net assets in illiquid securities.

2.                                       Short Sales and Purchases on Margin.

No Fund may make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3.                                       Other Investment Companies.

No Fund may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

Except as provided in the next paragraph, none of the Funds may: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.

4.                                       Miscellaneous.

a.                                       Investment grade obligations.

Neither of the National Municipal Bond or Ohio Municipal Bond Funds may hold more than 5% of its total assets in securities that have been downgraded below investment grade.

b.                                      Concentration.

For purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of a Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

c.                                       Foreign Issuers.

The Investment Grade Convertible Fund may not invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

d.                                      Unseasoned Issuers.

The Investment Grade Convertible Fund may not invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years’ operation.

e.                                       Mortgage, Pledge or Hypothecation of Securities or Assets.

The Investment Grade Convertible Fund may not pledge or hypothecate any of its assets.  For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

f.                                         Lending or Borrowing.

The Fund for Income will not lend any of its portfolio securities.

No Fund intends to borrow money for leveraging purposes.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies and limitations, including certain transactions the Funds may make and strategies they may adopt.  The Funds’ investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectuses and this SAI.  The following also contains a brief description of the risk factors related to these securities.  The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s prospectus and this SAI.

Debt Securities.

Corporate and Short-Term Obligations.

U.S. Corporate Debt Obligations include bonds, debentures and notes.  Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.  Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations.  Bonds, notes and debentures in which the Funds may invest may differ in interest rates, maturities and times of issuance.  The market value of a Fund’s fixed income investments will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by nationally recognized statistical rating organizations (“NRSROs”) in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Except under conditions of default, changes in the value of a Fund’s securities will not affect cash income derived from these securities but may affect the Fund’s net asset value per share (“NAV”).

Convertible and Exchangeable Debt Obligations.  A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer.  Convertible debt obligations are usually senior to common stock in a corporation’s capital structure, but usually are subordinate to similar non-convertible debt obligations.  While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company.  Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., the value of the underlying share of common stock if the security is converted).  As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, the price of a convertible debt obligation also is influenced by the market value of the security’s underlying common stock.  Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines.  While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund’s total assets invested in true and synthetic convertibles.

Synthetic Convertibles.  The Investment Grade Convertible Fund also may invest in “synthetic convertibles.”  A synthetic convertible is created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”).  The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments.  The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant.  Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.  Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs.  Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.  Each of the Balanced, Special Value and Stock Index Funds may invest up to 35%, 20% and 33-1/3%, respectively, of its total assets in short-term corporate debt obligations.

Demand Features.  A Fund may acquire securities that are subject to puts and standby commitments (“demand features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund.  The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security.  A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities.  The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security.  Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.  The National Municipal Bond Fund and Ohio Municipal Bond Fund may each invest in demand features without limit.

Bankers’ Acceptances are negotiable drafts or bills of exchange, typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.  A Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States.  Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Yankee CDs are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations.  Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.  In addition to corporate issuers, borrowers that issue municipal securities also may issue tax-exempt commercial paper. (see “Municipal Securities”).  The Funds will purchase only commercial paper that meets the definition of Eligible Security. (see “Other Investments”;).

Short-Term Funding Agreements (sometimes referred to as guaranteed investment contracts or “GICs”) are issued by insurance companies.  Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index.  The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and subject to the restrictions on investing in illiquid securities.  In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Variable and Adjustable Rate Debt Securities.

Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument.  Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party.  The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.  While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer’s financial status and ability to make payments due under the instrument.  Where necessary to ensure that a note is of “high quality,” a Fund will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.  For purposes of a Fund’s investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.  Each of the Balanced, Convertible and Core Bond Index Funds may invest up to 35% of its total assets in variable amount master demand notes.  Each of the Diversified Stock, Dividend Growth, Large Cap Growth, National Municipal Bond, Ohio Municipal Bond, and Special Value Funds may invest up to 20% of its total assets in variable amount master demand notes.

Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.  The Funds also may invest in participation variable rate demand notes, which provide a Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions.  Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes.  A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value.  A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value.  Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, pursuant to guidelines approved by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund’s investment policies.  In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition.  Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party.  The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default.  Bank letters of credit may secure variable or floating rate notes.

The maturities of variable or floating rate notes are determined as follows:

1.  A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and that has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2.  A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3.  A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4.  A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is “subject to a demand feature” where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding one year and upon no more than 30 days’ notice.

The Investment Grade Convertible Fund may invest up to 35% of its total assets in variable and floating rate notes and the Established Value Fund may invest up to 20% of its total assets in these securities.  The Fund for Income may invest up to 35% of its total assets in variable and floating rate U.S. government securities.

Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity.  In calculating average portfolio maturity, a Fund may treat extendible debt securities as maturing on the next optional retirement date.

Receipts and Zero Coupon Bonds.

Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as “separately traded registered interest and principal securities” (“STRIPS”) and “coupon under book entry safekeeping” (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury receipts (“TRs”), Treasury investment growth receipts (“TIGRs”), and certificates of accrual on Treasury securities (“CATS”).

Fund for Income may invest up to 20% of its total assets in U.S. government security receipts.  Each of the Core Bond Index, Diversified Stock, Dividend Growth, Established Value, Large Cap Growth, Small Company Opportunity and Stock Index Funds may invest up to 20% of its total assets in receipts.  The Balanced Fund may invest up to 10% of its total assets in these securities.

Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates.  For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently.  This fluctuation increases in accordance with the length of the period to maturity.

The National Municipal Bond and Ohio Municipal Bond may invest in zero coupon bonds without limit, provided that these Funds satisfy the maturity requirements of Rule 2a-7 under the 1940 Act.  Each of the Taxable Fixed Income Funds may invest up to 20% of its total assets in zero coupon bonds (the Fund for Income may only invest in zero coupon U.S. government securities).

Investment Grade and High Quality Securities.

The Funds may invest in “investment grade” obligations, which are those that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality.  The applicable securities ratings are described in Appendix A to this SAI.  “High-quality”

short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board.

High-Yield Debt Securities.

High-yield debt securities are below-investment grade debt securities, commonly referred to as “junk bonds” (those rated “Ba” to “C” by Moody’s or “BB” to “C” by S&P), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default.  These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay.  The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

An economic downturn could disrupt the high yield debt market and impair the ability of issuers to repay principal and interest.  Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher quality debt securities.  During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value.

While the market for high-yield debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings.  Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold.  If market quotations are not available, high-yield debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services.

Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value high-yield debt securities and a Fund’s ability to sell these securities.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.  For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Since the risk of default is higher for high-yield debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by a Fund.  In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial conditions are adequate to meet future obligations, has improved, or is expected to improve in the future.  Analysis by the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Prices for high-yield debt securities may also be affected by legislative and regulatory developments.  For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security.  Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

The Investment Grade Convertible Fund may invest up to 20% in securities that are either not rated or rated below investment grade.  Each of the Balanced Fund and the Core Bond Index Fund may invest in high yield securities that are rated B or higher by an NRSRO, or by more than one NRSRO (“dual rated securities”) provided that each NRSRO has rated the security B or higher, or, if unrated, of equivalent credit quality.  The Core Bond Index Fund may invest up to 10% of its net assets in such high yield securities and the Balanced Fund may invest up to 5% of its net assets in such high yield securities.  Included within this limit are credit derivatives that are considered high yield instruments.

Loans and Other Direct Debt Instruments.

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand.  Each of the National Municipal Bond and Ohio Municipal Bond Funds may invest up to 20% of its total assets in loan participations.

U.S. Government Obligations.

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.  The Balanced Fund may invest up to 60% of its total assets in U.S. government securities.  The Investment Grade Convertible Fund may invest up to 35% of its total assets in these securities.  Each of the Diversified Stock, Dividend Growth, Established Value, Large Cap Growth, National Municipal Bond, Ohio Municipal Bond, Small Company Opportunity, Special Value and Stock Index (only U.S. Treasuries) Funds may invest up to 20% of its total assets in U.S. government securities.

Wholly-Owned Government Corporations include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States; (D) the Federal Crop Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the Corporation for National and Community Service; (G) the Government National Mortgage Association (“GNMA”); (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation; (K) the Rural Telephone Bank until the ownership, control and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority (“TVA”); (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

The Tennessee Valley Authority, a federal corporation and the nation’s largest public power company, issues a number of different power bonds, quarterly income debt securities (“QUIDs”) and discount notes to provide capital for its power program.  TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index; and put-able automatic rate reset securities, which are 30-year non-callable securities.  QUIDs pay interest quarterly, are callable after five years and are due at different times.  TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue.  Although TVA is a federal corporation, the U.S. government does not guarantee its securities, although TVA may borrow under a line of credit from the U.S. Treasury.

Municipal Securities.

Municipal securities are obligations, typically bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which, in the opinion of the issuer’s bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

“Ohio Tax-Exempt Obligations” are debt obligations (a type of municipal security) issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer’s bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and Ohio personal income tax.

Generally, municipal securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to other public institutions and facilities.  Municipal securities may include fixed, variable, or floating rate obligations.  Municipal securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts).  Each of the National Municipal Bond and Ohio Municipal Bond Funds may invest in refunding contracts without limit.

The two principal categories of municipal securities are “general obligation” issues and “revenue” issues.  Other categories of municipal securities are “moral obligation” issues, private activity bonds and industrial development bonds.

The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue.  There are variations in the quality of municipal securities, both within a particular category of municipal securities and between categories.  Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term “municipal securities,” as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.  The term “municipal securities” also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans.  Additionally, the term “municipal securities” includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.  The Core Bond Index Fund may invest in tax, revenue and bond anticipation notes without limit.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code.  Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes.  Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities.  There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund’s tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future.  The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation.  It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio.  Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities.  If such proposals were enacted, the availability of municipal securities and their value would be affected.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America.  Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source.  The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer.  Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility.  “Moral obligation” issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer.  The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities.  Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).  Each of the National Municipal Bond and Ohio Municipal Bond Funds may invest in revenue bonds and resource recovery bonds without limit.

Private activity bonds, as discussed above, may constitute municipal securities depending on their tax treatment.  The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged.  The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above.  Certain debt obligations known as “industrial development bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities.  Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be municipal securities, but the size of such issues is limited under current and prior federal tax law.  The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state.  Such obligations are included within the term “municipal securities” if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax.  Funds that invest in private activity bonds may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority that provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks.  Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer.  Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance.  Such policies are non-cancelable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer generally unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration.  The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source.  The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds.  With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds.  This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of municipal securities.  In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient municipal securities will be available to satisfy the investment objective and policies of each of the National Municipal Bond and Ohio Municipal Bond Funds.  In meeting its investment policies, such a Fund may invest part of its total assets in municipal securities that are private activity bonds.  Moreover, although no such Fund currently intends to do so on a regular basis, each such Fund may invest more than 25% of its total assets in municipal securities that are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other municipal securities.  Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state.  Such investments would be made only if deemed necessary or appropriate by the Adviser.

Risk Factors Associated with Certain Issuers of Municipal Securities.  A number of factors could impair a municipal issuer’s ability to service its debt.

General Obligation.  The following may negatively affect a general obligation issuer’s debt service ability: reduced voter support for taxes; statutory tax limits; a reduction in state and/or federal support; adverse economic, demographic and social trends; and loss of a significant taxpayer, such as the closing of a major manufacturing plant in a municipality that is heavily dependent on that facility.

Hospital and Health Care Facilities.  The following may negatively affect hospital and health care facilities that issue municipal securities: changes in federal and state statutes, regulations and policies affecting the health care industry; changes in policies and practices of major managed care providers, private insurers, third party payors and private purchasers of health care services; reductions in federal Medicare and Medicaid payments; insufficient occupancy; and large malpractice lawsuits.

Housing. The following may diminish these issuers’ ability to service debt: accelerated prepayment of underlying mortgages; insufficient mortgage origination due to inadequate supply of housing or qualified buyers; higher than expected default rates on the underlying mortgages; and losses from receiving less interest from escrowed new project funds than is payable to bondholders

Utilities. The following may impair the debt service ability of utilities: deregulation; environmental regulations; and adverse population trends, weather conditions and economic developments.

Mass Transportation.  The following could negatively affect airport facilities: a sharp rise in fuel prices; reduced air traffic; closing of smaller, money-losing airports; adverse local economic and social trends; and changes in environmental, Federal Aviation Administration and other regulations.  The following could affect ports: natural hazards, such as drought and flood conditions; reliance on a limited number of products or trading partners; and changes in federal policies on trade, currency and agriculture.  The debt service ability of toll roads is affected by: changes in traffic demand resulting from adverse economic and employment trends, fuel shortages and sharp fuel price increases; dependence on tourist-oriented economies; and declines in motor fuel taxes, vehicle registration fees, license fees and penalties and fines.

Higher Education.  The following could diminish a higher education issuer’s debt service ability: legislative or regulatory actions; local economic conditions; reduced enrollment; increased competition with other universities or colleges; reductions in state financial support and the level of private grants.

Banking.  In addition, there are certain risks associated with the concentration of investments in the banking industry when municipal securities are credit enhanced by bank letters of credit. or guaranteed by banks,.  These investments may be susceptible to adverse events affecting the banking industry.

Municipal Lease Obligations and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.  Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party.  A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds.  State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt.  These may include voter referenda, interest rate limits, or public sale requirements.  Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt.  Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis.  Non-appropriation clauses free the issuer from debt issuance limitations.  Each of the National Municipal Bond and Ohio Municipal Bond Funds may invest up to 30% of its total assets in municipal lease obligations.

Below-Investment Grade Municipal Securities.  While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund’s ability to dispose of below-investment grade securities.  Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board believes accurately reflects fair value.  The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.  A Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Neither the National Municipal Bond Fund nor the Ohio Municipal Bond Fund currently intends to invest in below-investment grade municipal securities.  However, each of these Funds may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade.

Federally Taxable Obligations.  No Tax-Exempt Fixed Income Fund intends to invest in securities whose interest is federally taxable; however, from time to time, such a Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax.  For example, such a Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities.  Each such Fund may invest up to 20% of its total assets in taxable obligations.

Should a Tax-Exempt Fixed Income Fund invest in federally taxable obligations, it would purchase securities that in the Adviser’s judgment are of high quality.  This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements.  These Funds’ standards for high quality taxable obligations are essentially the same as those described by Moody’s in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of “A-1” and “A-2.”  In making high quality determinations such a Fund also may consider the comparable ratings of other NRSROs.  The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax.  Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time.

The Tax-Exempt Fixed Income Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, such a Fund may hold cash that is not earning income.  In addition, there may be occasions when, in order to raise cash to meet redemptions, such a Fund may be required to sell securities at a loss.

Refunded Municipal Bonds.  In determining whether a Fund is “diversified” or “non-diversified” under the 1940 Act, the Fund is not limited in the percentage of its assets invested in U.S. government obligations.  Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities are considered to be investments in U.S. government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act.  As a result, a Fund may invest in such refunded bonds issued by a particular municipal issuer without limit.  The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

Ohio Tax-Exempt Obligations.

As used in the prospectuses and this SAI, the term “Ohio Tax-Exempt Obligations” refers to debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer’s bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms “income tax” and “taxation” do not include any possible incidence of any alternative minimum tax).  Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works and other utilities.  Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities.  In addition, certain debt obligations known as “private activity bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste disposal facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation.  Certain debt obligations known as “industrial development bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities.  Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law.  The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state.  Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation (including, in certain cases, any alternative minimum tax) and Ohio personal income tax.  A Fund that invests in Ohio Tax-Exempt Obligations may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.  (see “Dividends, Distributions, and Taxes” in the prospectuses.)

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time.  Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors.  Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes.  Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future.  A 1988 decision of the U.S. Supreme Court held that Congress has the constitutional authority to enact such legislation.  It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Internal Revenue Code of 1986, as amended (the “Code”) imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America.  Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income, including retroactively to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any original issue discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations.  A Fund also may invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations.  Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank.  The selling bank may receive a fee from the Fund in connection with the arrangement.  A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service (the “IRS”) that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Additional Information Concerning Ohio Issuers.  The Ohio Municipal Bond Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations).  The Ohio Municipal Bond Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations.  The following information constitutes only a brief summary of some of the many complex factors that may have an effect.  The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers.  It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply.  However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

State specific mutual funds invest almost exclusively in debt obligations of issuers in their state.  Thus, state specific funds are more vulnerable to events unique in their state because they do not have the geographic diversification typically found in national municipal funds that buy municipal securities from issuers around the entire nation.  Tax policies, the political environment, economic activity, demographics and population trends can vary significantly among the states.  Also, the general business climate can vary between states.  The cost of doing business can differ around the country relating to a state’s minimum wage, union penetration and the costs of generating electricity in different regions of the country, for example.

Because the Ohio Municipal Bond invests almost exclusively in securities of issuers in the state of Ohio, the Fund is vulnerable to unfavorable economic conditions in Ohio that can impact the credit quality of all issuers in the state.  Adverse economic events that impact the Ohio economy can have an impact on the financial wherewithal of all issuers of municipal securities in the state.  Manufacturing, including auto-related manufacturing, remains a significant, but much less important, component of Ohio’s economy than in the past.  In general, any economic event or trend that negatively impacts manufacturing will have a greater negative impact on Ohio relative to other states that do not have as large a manufacturing component.  Favorably, in recent years, Ohio’s economy has become more diversified as the greatest growth has occurred in Ohio’s non-manufacturing sectors, including services.  Ohio’s health care sector has expanded and its high technology sector has grown too, as a result of state initiatives specifically targeting that area.  International trade and agriculture are other important segments of the Ohio economy.  International trade can be negatively impacted by adverse changes in the value of the dollar, while agriculture can be negatively impacted by weather, for example.  Any event that negatively impacts these segments of the economy in Ohio could negatively impact municipal finances in the state.

An aging and falling population in Ohio could negatively impact municipal finances over time.  Population could be negatively impacted if a high number of retirees decide to move to other states, for example.  A falling population could negatively impact municipalities as they lose their taxpayers.  Income taxes, sales taxes and property taxes as well as miscellaneous fees such as motor vehicle license fees could be negatively impacted as people move away and stop paying those taxes and fees in the State of Ohio.

Many Ohio political subdivisions, particularly school districts, get a large portion of their funding from the State of Ohio.  Thus, any event that negatively impacts the State of Ohio’s finances can carry over to other issuers of Ohio Obligations.  As part of the biennial budget law that took effect on July 1, 2011, the State of Ohio cut its funding of its political subdivisions to relieve its own financial pressures; this reduction in funding could reverberate through to many issuers of Ohio Obligations and their payment of debt service on such Obligations.

There can be no assurance that Ohio political subdivisions will not be impacted by events that can negatively affect the prices of their securities or their abilities to make principal and interest payments on their debt.

Mortgage- and Asset-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and adjustable-rate mortgage obligations.  All of these mortgage obligations can be used to create pass-through securities.  A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold.  The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation’s scheduled maturity date.  As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates.  Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates.  Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-throughs purchased at a discount.  A Fund may purchase mortgage-backed securities at a premium or at a discount.  Among the U.S. government securities in which a Fund may invest are government mortgage-backed securities (or government guaranteed mortgage-related securities).  Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund’s shares.

The Balanced Fund may invest up to 40% of its total assets in mortgage-backed securities.  Each of the Investment Grade Convertible, National Municipal Bond and Ohio Municipal Bond Funds may invest up to 35% of its total assets in tax-exempt mortgage-backed securities.  The Diversified Stock Fund may invest up to 20% of its total assets in these securities.

Federal Farm Credit Bank Securities.  A U.S. government-sponsored institution, the Federal Farm Credit Bank (“FFCB”) consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises.  The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers.  Several dealers also maintain an active secondary market in these securities.  FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities.  Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, the Federal Home Loan Bank (“FHLB”), created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders.  FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution.  FHLB securities are not guaranteed by the U.S. government, although FHLB may borrow under a line of credit from the U.S. Treasury.

U.S. Government Mortgage-Backed Securities.  Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities.  Some such obligations, such as those issued by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of FFCB or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities.  GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages.  Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC, which are government-sponsored corporations owned entirely by private stockholders.  Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages.  GNMA Certificates that a Fund may purchase are the “modified pass-through” type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”).  The GNMA guarantee is backed by the full faith and credit of the U.S. government.  GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages.  Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

A Fund may purchase construction loan securities, a form of GNMA certificate, that are issued to finance building costs.  The funds are paid by a Fund and disbursed as needed or in accordance with a prearranged plan over a period as long as three years.  The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal.  Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued.  It is the Funds’ policy to record these GNMA certificates on the day after trade date and to segregate assets to cover its commitments on the day after trade date as well.  When a Fund sells a construction loan security, the settlement of the trade is not completed as to any additional funds that are scheduled to be paid by the owner of the security until those payments are made, which may be as long as three years.  During this period of time prior to settlement of the trade, the Fund’s segregation of assets continues in the amount of the additional funds scheduled to be paid by the owner of the security.  If the security fails to settle at any time during this period because the current owner fails to make a required additional payment of funds, the Fund could be subject to a loss similar to the loss that a seller normally is subject to upon the failed settlement of a security.

FHLMC Securities.  FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages.  FHLMC issues two types of mortgage pass-through securities (“FHLMC Certificates”), mortgage participation certificates and collateralized mortgage obligations (“CMOs”).  Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FHLMC guarantees timely monthly payment of interest on Participation Certificates and the ultimate payment of principal.  FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC.  Although the FHLMC guarantee is not backed by the full faith and credit of the U.S. government, FHLMC may borrow under a line of credit from the U.S. Treasury.

FNMA Securities.  FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages.  FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates (“FNMA Certificates”) and CMOs.  FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs.  Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

SLMA Securities.  Established by federal decree in 1972 to increase the availability of education loans to college and university students, the Student Loan Marketing Assocation (“SLMA”) is a publicly traded corporation that guarantees student loans traded in the secondary market.  SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies.  SLMA issues short- and medium-term notes and floating rate securities.  SLMA securities are not guaranteed by the U.S. government, although SLMA may borrow under a line of credit from the U.S. Treasury.

Collateralized Mortgage Obligations.  Mortgage-backed securities also may include CMOs.  CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.  The Balanced Fund may invest up to 40% of its total assets in CMOs.  The Investment Grade Convertible Fund may invest up to 35% of its total assets in CMOs.  Each of the National Municipal Bond and Ohio Municipal Bond Funds may invest up to 25% of its total assets in CMOs.  The Diversified Stock Fund may invest up to 20% of its total assets in these securities.

Non-Government Mortgage-Backed Securities.  A Fund may invest in mortgage-related securities issued by non-government entities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers can meet their obligations under the policies.  A Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable and subject to the Funds’ restrictions on acquiring illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years.  Mortgage-related securities include CMOs and participation certificates in pools of mortgages.  The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years.  The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments.  The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets.  The impact of prepayment of mortgages is described under “Government Mortgage-Backed Securities.” Estimated average life will be determined by the Adviser.  Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser.  The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Forward Roll Transactions.  A Fund can enter into “forward roll” transactions with respect to mortgage-related securities.  In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.  Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.  The Fund will only enter into “covered” rolls.  To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.  For financial reporting and tax purposes, the Fund treats each forward roll transaction as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.  The Fund currently does not intend to enter into forward roll transactions that are accounted for as a financing.

Asset-Backed Securities are debt securities backed by pools of automobile or other commercial or consumer finance loans.  The collateral backing asset-backed securities cannot be foreclosed upon.  These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the pay-down characteristics of the underlying financial assets that are passed through to the security holder.  The value of asset-backed securities, including those issued by structured investment vehicles (“SIVs”), may be affected by, among other things, changes in: interest rates, the quality of underlying assets or the market’s assessment of those assets, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of entities that provide any credit enhancements.  SIVs generally have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs.

The Core Bond Index Fund may invest up to 35% of its total assets in these securities and the Balanced Fund may invest up to 20% of its total assets in these securities.

Prime Rate Indexed Adjustable Rate Securities.  Floating rate notes include prime rate-indexed adjustable rate securities, which are securities whose interest rate is calculated based on the prime rate, that is, the interest rate that banks charge to their most creditworthy customers.  Market forces affecting a bank’s cost of funds and the rates that borrowers will accept determine the prime rate.  The prime rate tends to become standard across the banking industry when a major bank moves its prime rate up or down.

International and Foreign Investments.

General considerations. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions and other fees are also generally higher than in the U.S. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.  Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism).

Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.  Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available.  A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  Accordingly, if a Fund believes that appropriate circumstances exist, it may apply to the SEC for a determination that an emergency is present.  During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund’s Board.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The International and International Select Funds intend to invest at least 80% of their assets in foreign equity securities.  The Large Cap Growth Fund may invest up to 20% of its total assets in foreign equity securities.  The Balanced Fund may invest up to 10% of its total assets in these securities.

Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”).  Depositary receipts provide indirect investment in securities of foreign issuers.  Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts.

ADRs are depositary receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidences ownership of underlying securities by a foreign corporation.  GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.  Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, GDRs, IDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.  Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk.  However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Fund avoids currency risks during the settlement period.  In general, there is a large, liquid market in the United States for most ADRs.  However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Each of the Diversified Stock, Dividend Growth, Established Value, Investment Grade Convertible, Large Cap Growth Fund, Small Company Opportunity, and Special Value Funds may invest up to 20% of their assets in ADRs and the Balanced Fund invest up to 15% of its assets in these securities.

International and Foreign Debt Securities.

International Bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Eurodollar Bonds”).  The Core Bond Index Fund may invest up to 20% of its total assets in Yankee Bonds.  International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund).  (See “Foreign Debt Securities” for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities.  Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments.  Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S.  Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies.  Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s investment.

In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries.  The Adviser will take such factors into consideration in managing a Fund’s investments.

Since most foreign debt securities are not rated, a Fund will invest in those foreign debt securities based on the Adviser’s analysis without relying on published ratings.  Achievement of a Fund’s goals, therefore, may depend more upon the abilities of the Adviser than would otherwise be the case.  The value of the foreign debt securities held by a Fund, and thus the net asset value of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in debt securities are denominated with respect to the U.S. dollar.  The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign debt securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks.  A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.  In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

Each of the Core Bond Index, Global Equity, International, and International Select Funds may invest up to 20% of its total assets in foreign debt securities.  The Balanced Fund may invest up to 10% of its total assets in these securities.

Foreign Currency Considerations.  Because investments in foreign securities usually involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts, options on foreign currencies and foreign currency futures contracts and other currency related instruments, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance.  If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.  A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Derivatives.

Forward Contracts.

A forward currency exchange contract (“forward contract”) involves an obligation to buy or sell a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).  A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies.  A Fund may also buy and sell forward contracts (to the extent they are not deemed “commodities”) for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.

A Fund’s custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody’s or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund’s total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies.  If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund’s commitments with respect to such contracts.  The segregated account is marked-to-market on a daily basis.

Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts.  In such event, a Fund’s ability to utilize forward foreign currency exchange contracts may be restricted.  A Fund generally will not enter into a forward contract with a term of greater than one year.  A Fund will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Risk Factors in Forward Contract Transactions. Hedging the Fund’s currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Fund’s objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.

The Balanced Fund may enter into forward contracts as a secondary investment strategy.

Futures and Options.

Futures Contracts. A Fund may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purpose of remaining fully invested and reducing transaction costs.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price.  In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.

Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges.  The CFTC regulates futures exchanges and trading under the Commodity Exchange Act.  Pursuant to a claim for exemption filed with the National Futures Association, the Funds are deemed not to be a commodity pool or a commodity pool operator under the Commodity Exchange Act and are not subject to registration or regulation as such.  In connection with this exemption, each Fund has undertaken to submit to any CFTC special calls for information.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt.  Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been “sold,” or “selling” a contract previously purchased).  Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give a Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Funds, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and are subject to change.  Brokers may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund may seek to offset a decline in the value of its portfolio securities through the sale of futures contracts.  When interest rates are expected to fall or market values of portfolio securities are expected to rise, a Fund may purchase futures contracts in an attempt to secure better rates or prices on anticipated purchases than those that might later be available in the market.

Risk Factors in Futures Transactions.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Funds are generally only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions.  The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged.  It also is possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner.  Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions.  Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

Restrictions on the Use of Futures Contracts.  Any Fund (other than the the Established Value and Large Cap Growth Funds) may invest in futures contracts, including stock index futures contracts and options on futures contracts, in a manner consistent with its policies for investing in derivative instruments, as established by the Board.

These investments may be made (i) as a substitute for investing directly in securities to keep the Fund fully invested and reduce transaction costs, (ii) for speculative purposes (for example, to generate income), (iii) to hedge, and (iv) as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security.  The Funds will not enter into futures contract transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund’s total assets.  In addition, the Funds will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of a Fund’s total assets.  In addition, futures transactions may be limited by a Fund’s intention to remain qualified as a regulated investment company under the Code.  A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC.  Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established).  However, segregation of assets is not required if a Fund “covers” a long position.  For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.  In addition, where a Fund takes short positions, it need not segregate assets if it “covers” these positions.  For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

Options. Options are complex instruments whose value depends on many variables.  Options may be listed on a national securities exchange or traded over-the-counter.  Call options and put options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

Exchange-listed options are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.

Rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are frequently closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.  A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market.  If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions which may limit the Fund’s ability to realize its profits or limit its losses and adversely affect the performance of the Funds.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement

Utilizing options is a specialized investment technique that entails a substantial risk, up to and including a complete loss of the amount invested.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  The seller of a call option remains obligated to sell the security to the buyer until the expiration of the option.  A seller also may enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option.  A call option is said to be covered when the seller of a call option owns the underlying instrument at all times prior to the exercise or expiration of the call option.

A Fund may purchase a call option on a security, financial future, index, currency or other instrument to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

A Fund may write (i.e., sell) call options in an attempt to realize a greater level of current income than would be realized on the securities alone as the writer of a call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised.  A Fund also may write call options as a partial hedge against a possible stock market decline.  In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

Risk Factors in Call Option Transactions.  The following risks are associated with call writing transactions:

•                  So long as a Fund remains obligated as a call option writer, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.

•                  A Fund retains the risk of loss should the value of the underlying security decline.

•                  Although the writing of call options only on national securities exchanges increases the likelihood of a Fund’s ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price.

•                  Call option writing could result in increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

•                  The Fund may be forced to acquire the underlying security of an uncovered call option transaction at a price in excess of the exercise price of the option, that is, the price at which the Fund has agreed to sell the underlying security to the purchaser of the option.

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  A put option is said to be covered when the buyer of a put option owns the underlying instrument at all times prior to the exercise or expiration of the put option.  A Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.

A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.  The amount payable to the Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

A Fund may acquire puts to facilitate the liquidity of its portfolio assets.  A Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security. A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration.  However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).  The Funds intend to acquire puts only from dealers, banks and broker-dealers that, in the Adviser’s opinion, present minimal credit risks.

Risk Factors in Put Option Transactions. The risk of writing put options is that the Fund may be unable to terminate its position in a put option before exercise by closing out the option in the secondary market at its current price if the secondary market is not liquid for a put option the Fund has written.  In such a case, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position. Upon the exercise of a put option written by the Fund, the Fund is not entitled to the gains in excess of the strike price, if any, on securities underlying the options.

Restrictions on the use of Options. Except where allowed below, a Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised.

The following Funds may write (i.e., sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio: Balanced, Diversified Stock, Dividend Growth, Global Equity, International, International Select, Small Company Opportunity, Special Value and Stock Index Funds.  Each of these Funds may write covered calls on up to 25% of its total assets.

Fund for Income may write covered call options on up to 25% of its total assets and may also invest up to 5% of its total assets to purchase options or to close out open options transactions.

The Investment Grade Convertible Fund may purchase and write call options that are traded on U.S. securities exchanges.  The Fund may write call options only if they are covered, on portfolio securities amounting to up to 25% of its total assets and the options must remain covered so long as the Fund is obligated as a writer.

The Global Equity, International, International Select and Small Company Opportunity Funds each may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio on up to 25% of its total assets.  The Global Equity, International, International Select and Small Company Opportunity Funds may each write uncovered calls or puts on up to 5% of its total assets, that is, put or call options on securities that it does not own.  Such options may be listed on a national securities exchange and issued by the OCC or traded over-the-counter.  The Funds also may purchase index put and call options and write index options.  Through the writing or purchase of index options, the Funds may seek to achieve many of the same objectives as through the use of options on individual securities.

Credit Default Swap Agreements.

In a credit default swap transaction (“CDS”), the “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  A Fund may be either the buyer or the seller in a credit default transaction.  If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing.  However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, a Fund receives a quarterly fixed rate of income throughout the term of the contract, the contract of which typically is between six months and ten years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  CDS involve greater risks than if a Fund had invested in the reference obligation directly.

Whether a Fund’s use of CDS agreements will be successful in furthering its investment objective of total return will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the event of the default or bankruptcy of a CDS agreement counterparty.  The Funds will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines).  Certain restrictions imposed on the Funds by the Code may limit the Fund’s ability to use CDS agreements.  The swap market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing CDS agreements or to realize amounts to be received under such agreements.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser, pursuant to procedures approved by the Trustees, to avoid any potential leveraging of the Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Only the Core Bond Index and Balanced Funds may purchase and sell CDS agreements.   The Core Bond Index and Balanced Funds may invest up to 10% and 5%, respectively, of its net assets in CDS transactions.  Either Fund may enter into a CDS for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, or to gain exposure to certain markets in the most economical way possible. The Funds do not intend to use CDS for purposes of leverage.  Neither Fund will enter into a CDS with any single party if the net amount owed or to be received under existing contracts with that party would exceed 10% of the Fund’s total assets.

Other Investments.

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Funds’ investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of a Fund’s investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds’ rights and obligations relating to the investment).

Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and certain restricted securities the Adviser has determined not to be liquid.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith pursuant to procedures approved by the Trustees.  If, through a change in values, net assets, or other circumstances, a Fund were to exceed its limitations on investing in illiquid securities, the Fund would consider appropriate actions to protect liquidity.

Master Limited Partnerships.  Master Limited Partnerships (“MLPs”) are publicly traded limited partnerships that combine the tax benefits of limited partnerships with the liquidity of common stock.  MLPs have a partnership structure, with one or more general partners who oversee the business operations and one or more limited partners who contribute capital.  MLPs issue investment units that are registered with the SEC and trade freely on a securities exchange or in the over-the-counter market.  To be considered an MLP, a firm must earn 90% of its income through activities or interest and dividend payments relating to real estate, natural resources or commodities.

As a limited partner in an MLP, a Fund will have limited control of the partnership and limited rights to vote on matters affecting the partnership.  While a Fund would not be liable for the debts of an MLP beyond the amounts a Fund has contributed, it will not be shielded from potential liability to the same extent it would be if it were a shareholder of a corporation.  In certain circumstances, creditors of an MLP may have the right to seek a return of capital that has been distributed to a limited partner, such as a Fund.  This right continues even after a Fund has sold its interest in the MLP.  Each equity Fund may, from time to time, invest in MLPs.

Restricted Securities. Restricted securities are securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to seek registration of the shares.

Subject to limitations on illiquid securities, the Core Bond Index and Investment Grade Convertible,Funds may invest in restricted securities without limit.  Each of the Balanced and Small Company Opportunity Funds may invest up to 35% of its total assets in these securities.  Each of the Diversified Stock, Dividend Growth, Large Cap Growth, Special Value and Stock Index Funds may invest up to 20% of its total assets in these securities.

Securities of Small-Capitalization Companies. While historically small-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well.  There can be no assurance that this will continue to be true in the future.  Small-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies.  The prices of small-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because small-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.  Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.  The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange.  Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests.  The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies.  These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership.  The Funds invest in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants.  Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.  The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.  Each Equity Fund and the Balanced Fund may invest up to 10% of its total assets in warrants.  The Investment Grade Convertible Fund may invest up to 5% of its total assets in warrants that are attached to the underlying securities.

Refunding Contracts.  A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract.  Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price).  A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.  When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments.  A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.  The Funds may acquire standby commitments to enhance the liquidity of portfolio securities.  Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time.  The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments.  In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity.  Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Other Investment Companies.  Except for investment in money market funds, a Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

Risk Factors Associated with Investments in Investment Companies.  As a shareholder of an investment company, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Exchange Traded Funds. (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange.  Certain ETFs are actively managed portfolios rather than being based upon an underlying index.  ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”).  A creation unit represents a bundle of securities or commodities that replicates, or is a representative sample of, a particular index or commodity and that is deposited with the ETF.  Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.  The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks.  The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities.  A Fund would purchase and sell individual shares of ETFs in the secondary market.  These secondary market transactions require the payment of commissions.

Risk Factors Associated with Investments in ETFs.  ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares.  Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed.  In addition, because ETFs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF could decline if prices of those instruments or commodities decline.  An overall decline of those instruments or commodities comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are generally passively managed, could expose investors in ETFs to unknown risks.  Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.

Risk Factors Associated with Investments in Precious Metals and Other Commodities.  Certain Funds are subject to the risk of sharp price volatility of metals or other commodities, and of shares of companies principally engaged in activities related to metals or other commodities.  Investments related to metals or other commodities may fluctuate in price significantly over short periods of time because of a variety of global economic, financial, and political factors.  These factors include: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; commodity prices; fluctuations in industrial and commercial supply and demand; government regulation of the metals and other commodities industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

Convertible Preferred Stock.  The Investment Grade Convertible Fund may invest in convertible preferred stock, which is a class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets and it convertible into common stock.

Preferred Stocks are instruments that combine qualities both of equity and debt securities.  Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document.  Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights and preferred stocks typically do not have voting rights.  Each of the Core Bond Index and Investment Grade Convertible Funds may invest up to 35% of its total assets in preferred stocks.  Each of the Diversified Stock, Large Cap Growth, Small Company Opportunity and Special Value Funds may invest up to 20% of its total assets in preferred stocks.

Real Estate Investment Trusts (“REITs”) are corporations or business trusts that invest in real estate, mortgages or real estate-related securities.  REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest in and own real estate properties.  Their revenues come principally from rental income of their properties.  Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio.  Mortgage REITs deal in investment and ownership of property mortgages.  These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities.  Their revenues are generated primarily by the interest that they earn on the mortgage loans.  Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages.  Each of the Balanced, Diversified Stock, Dividend Growth, Established Value, Investment

Grade Convertible, Small Company Opportunity and Special Value Funds may invest up to 25% of its total assets in REITs.  Each of the Large Cap Growth and Stock Index Funds may invest up to 20% of its total assets in REITs.

INVESTMENT STRATEGIES.

Each Fund’s principal investment strategies are described in its prospectus.  To carry out its investment strategy, a Fund may engage in one or more of the following activities:

Temporary Defensive Measures.  For temporary defensive purposes in response to market conditions, each Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers’ acceptances, CDs and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements.  (See “International and Foreign Investments” for a description of risks associated with investments in foreign securities.)  These temporary defensive measures may result in performance that is inconsistent with a Fund’s investment objective.

Repurchase Agreements.  Securities held by a Fund may be subject to repurchase agreements.  Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price.  The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).  If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.  A Fund may invest up to 20% of its total assets in repurchase agreements.

The acquisition of a repurchase agreement will be deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the Fund is Collateralized Fully and the Adviser, pursuant to its authority as delegated by the Board, has evaluated the seller’s creditworthiness.  In this regard, the underlying securities must be consistent with a Fund’s investment policies and limitations.

Each of the Balanced, Core Bond Index, Fund for Income, and Investment Grade Convertible Funds may invest up to 35% of its total assets in repurchase agreements.  Each of the National Municipal Bond, Ohio Municipal Bond, Diversified Stock, Dividend Growth, Established Value, Large Cap Growth, Small Company Opportunity, Special Value and Stock Index Funds may invest up to 20% of its total assets in repurchase agreements.  All of the other Funds may invest in repurchase agreements without limit.  Repurchase agreements with maturities of more than seven days are considered illiquid for purposes of complying with a Fund’s restriction on purchasing illiquid securities.  Subject to the conditions of an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Funds into a single transaction.

Reverse Repurchase Agreements.  A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Pursuant to such an agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price.  At the time a Fund enters into a reverse repurchase agreement, it will segregate assets (such as cash or liquid securities) consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest).  The collateral will be marked-to-market on a daily basis and will be monitored continuously to ensure that such equivalent value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Short Sales Against-the-Box.  The Funds will not make short sales of securities, other than short sales “against-the-box.”  In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future.  A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities.  If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

When-Issued Securities.  A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield).  When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account.  Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade.  Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous.  The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions.  A Fund may buy and sell securities on a delayed-delivery basis.  These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future).  Typically, no interest accrues to the purchaser until the security is delivered.  The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund’s other investments.  Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage.  When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations.  When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security.  If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Secondary Investment Strategies

In addition to the principal strategies described in the prospectuses, certain Funds may engage in the secondary investment strategies outlined below.

•                  The Balanced Fund may invest up to 5% of its total assets in investment-grade municipal obligations.

•                  Each of the Balanced, Fund for Income, National Municipal Bond and Ohio Municipal Bond Funds may, but is not required to, use derivative instruments.

•                  The Diversified Stock Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.

•                  The Large Cap Growth Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations.

•                  The Investment Grade Convertible Fund may invest up to 35% of its total assets in corporate debt securities, common stock, U.S. government securities and high-quality short-term debt obligations, preferred stock and repurchase agreements; and up to 10% of its total assets in foreign debt and equity securities.

•                  The Core Bond Index Fund may invest up to 35% of its total assets in high-quality, short-term debt obligations; up to 20% of its total assets in preferred and convertible preferred securities and separately traded interest and principal component parts of U.S. Treasury obligations; and in international bonds, foreign securities and derivative instruments, such as futures contracts, options and securities that may have warrants or options attached.

•                  The Established Value Fund may invest up to 20% of its total assets in short-term U.S. government obligations, repurchase agreements, short-term debt obligations and investment grade debt securities.

•                  The Small Company Opportunity Fund may invest up to 20% of its total assets in: equity securities of larger companies (those with market capitalizations in the top 20% of the 5,000 largest U.S. companies), investment-grade securities, preferred stocks, short-term debt obligations and repurchase agreements.

•                  The Special Value Fund may invest up to 20% of its total assets in investment-grade debt securities and preferred stocks; and may, but is not required to, use derivative instruments.

•                  The equity Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities, regardless of whether such vehicles invest in mines, producers, bullion or futures.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES.

The NAV of each Fund is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the prospectuses on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  The Fixed Income Funds are authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser.  In the event that a Fixed Income Fund closes earlier than is customary for a Business Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close.  The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Fixed Income Funds.

Investment securities held by the Fixed Income Funds are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities.  Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities.  Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value.  Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity and Hybrid Funds.

Each equity security held by a Fund is valued at the closing price on the exchange where the security is principally traded.  Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities.  Each security the trading activity of which is reported on Nasdaq’s ACT System is valued at the Nasdaq Official Closing Price.  Convertible debt securities are valued in the same manner as any debt security.  Non-convertible debt securities are valued on the basis of prices provided by independent pricing services.  Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board.  Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities.  For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times.  Foreign currency exchange rates are also generally determined prior the close of the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE.  If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

International Funds.

Time zone arbitrage.  The Global Equity, International and International Select Funds (the “International Funds”) invest a significant amount of their assets in foreign securities, which may expose them to attempts by investors to engage in “time-zone arbitrage.”  Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Funds calculate their net asset value.

If successful, time zone arbitrage might dilute the interests of other shareholders.  For this reason, the International Funds impose a 2% redemption fee in certain circumstances, to attempt to deter time-zone arbitrage.

The International Funds also use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value.  Fair value pricing may also help to deter time zone arbitrage.

Fair value pricing for the International Funds.  If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by an International Fund is traded and before the time as of which the International Fund’s net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee.  Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers.  The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

The International Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.  Accordingly, there can be no assurance that an International Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

PERFORMANCE.

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in each class of the Fund shares may be advertised.  An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Fund’s performance.  A Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter.  This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  Investments in a Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis.  When redeemed, an investor’s shares may be worth more or less than their original cost.  Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares.  The yield and total returns of the Funds are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield.  The “yield” (referred to as “standardized yield”) of the Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield = 2 [(a-b + 1)6 - 1]

cd

The symbols above represent the following factors:

a =                                dividends and interest earned during the 30-day period.

b =                               expenses accrued for the period (net of any expense reimbursements).

c =                              the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =                             the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period.  The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.  This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund’s portfolio investments calculated for that period.  The standardized yield may differ from the “dividend yield” of that class, described below.  Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ.

Dividend Yield and Distribution Returns.  From time to time a Fund may quote a “dividend yield” or a “distribution return” for each class.  Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period.  Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period.  The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period.  Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders.  The “dividend yield” is calculated as follows:

Dividend Yield of the Class	=	Dividends of the Class for a Period of One-Year
Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period.

Tax Equivalent Yield. Each of the National Municipal Bond and Ohio Municipal Bond Funds also may advertise a “tax equivalent yield.”  Tax equivalent yield will be computed by dividing that portion of a Fund’s yield that is tax-exempt (assuming no deduction for state taxes paid) by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

Total Returns — General.  Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period.  After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions.  After-tax returns are calculated using the highest individual federal marginal income tax rates in effect on the reinvestment date and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown in the prospectuses.

Total Returns Before Taxes.  The “average annual total return before taxes” of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return Before Taxes

P

Total Returns After Taxes on Distributions.  The “average annual total return after taxes on distributions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

Total Returns After Taxes on Distributions and Redemptions.  The “average annual total return after taxes on distributions and redemptions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

P

From time to time the Funds also may quote an “average annual total return at NAV” or a cumulative “total return at NAV.”  It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or contingent deferred sales charges (“CDSC”) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds.  The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns.  Such returns are adjusted for fees and sales loads.  There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectuses.  These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.  The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders.  A Fund also may include calculations in such communications that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.)  Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements.  “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment.  As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund).  A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments.  In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund.  Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders.  The Funds’ performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings.  In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis.  Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund.  For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed.  Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) And Valuing Portfolio Securities” is subject to change.  When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests.  A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.  Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.  The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund.  Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege.  The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders.  Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order.  Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

Purchasing Shares.

Alternative Sales Arrangements — Class A, C, I, R and Y Shares.  Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances.  When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge.  Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares.  Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge.  Which class would be advantageous to an investor depends on the number of years the shares will be held.  Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge.  Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund.  However, each class has different shareholder privileges and features.  The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares.  Victory Capital Advisers, Inc., the Funds’ distributor (the “Distributor”), may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales.  Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution.  The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased.  After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.  Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase.  Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.”  There is no conversion feature applicable to Class C shares.  Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares.  Except for the Stock Index Fund, which does not pay any Rule 12b-1 fees, Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Class C and Class R Share Rule 12b-1 Plan.”  There is no conversion feature applicable to Class R shares.  Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund.  Class R shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans, and IRA rollovers from such plans if Class R shares were offered; and shareholders who owned Class R shares (formerly Class G shares) on December 31, 2002.

No initial sales charges or CDSCs are imposed on Class I shares.  Class I shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.”  There is no conversion feature applicable to Class I shares.  Distributions paid to holders of a Fund’s Class I shares may be reinvested in additional Class I shares of that Fund or Class I shares of a different Fund.

The minimum investment required to open an account for Class I shares is $2,500,000.  Class I shares are also available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.  The Fund will consider a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000.  Only certain investors are eligible to buy Class I shares and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares.  Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.”  There is no conversion feature applicable to Class Y shares.  Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund.

Class Y shares are available for purchase through selected fee-based advisory programs with an approved financial intermediary.  In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account, and the financial intermediary generally directs all purchase and sale transactions.  Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums.  The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses.  General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class.  Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs.  Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class.  Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances.  The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Balanced, Diversified Stock, Dividend Growth, Established Value, Global Equity, International, International Select, Large Cap Growth, Small Company Opportunity, Special Value and Stock Index Funds.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 and above*	0.00%	**

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Core Bond Index, Investment Grade Convertible, National Municipal Bond and Ohio Municipal Bond Funds and the Fund for Income.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	2.00%	1.50%
$50,000 to $99,999	1.75%	1.25%
$100,000 to $249,999	1.50%	1.00%
$250,000 to $499,999	1.25%	0.75%
$500,000 to $999,999	1.00%	0.50%
$1,000,000 and above*	0.00%	**

*         There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a shareholder service fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**          Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more.  In addition, in connection with such purchases, the Distributor or its affiliates may advance Shareholder Servicing Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first year after purchase.  CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption.  No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers.  If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

The Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries in connection with the sale or servicing of Fund shares sold or held through those intermediaries.  The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments.  The following table summarizes these arrangements and amounts paid during the fiscal year ended October 31, 2011.

Financial Intermediary	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets	Aggregate Amount Paid during 2011
ADP	0.25%	$504,708
AIG Retirement Advisors, Inc.	0.20%	5,851
Ameriprise	0.10%	59,770
BPA/CIS	0.10%	498
CitiGroup (BISYS Sweep)	0.15%	53,894
CPI Qualified Plan Consultants (MSCS reports)	0.25%	60,572
DailyAccess.Com	0.25%	37,360
Digital Retirement Solutions	0.20%	1,892
Dyatech LLC	0.15%	912
Expert Plan (MSCS Reports)	0.25%	61,627
Fidelity NFS (FIAG) / Fidelity Retirement	0.25%	682,646
Fidelity Institutional (FIIOC)	0.25%	1,117,737
Great West Life Financial Services	0.25%	352,264
Hartford Securities Distribution Company	0.20%	0
Harford Corp. Retirement	0.20%	450,756
Hewitt	0.15%	396,604
ICMA-RC Services, LLC	0.20%	0
ING (formerly Citistreet LLC)	0.25%	68,332
ING Retirement Plan Services	0.25%	64,270
John Hancock Life Ins. Co. USA	0.25%	36,072
JP Morgan Retirement Services	0.25%	66,427
Lincoln Retirement Services Co	0.15%	33,329
Linsco Private Ledger (LPL)	0.25%	133,993
Marshal & Ilsley Trust C0	0.10%	173
Massachusetts Mutual Life Insurance Company	0.25%	124,617
Mercer HR Services LLC	0.40%	231,877

Financial Intermediary	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets	Aggregate Amount Paid during 2011
Merrill (Institutional - RG Services and Sub Accounting)	0.20%	703,933
Merrill (Retail - New Sales Fees)	0.25%	86,829
Merrill (Retail - Sub Accounting Account Fees)	0.10%	47,442
Merrill (Retail - Non-MLAM Assets > 1 Year)	0.10%	67,559
Mid Atlantic Capital	0.25%	84,048
Minnesota Life	0.10%	40,843
Morgan Stanley DW, Inc. / ADP	0.20%	79,387
MSCS Financial Services	0.25%	87,261
Nationwide Investment Srvcs CorP	0.25%	223,236
Newport	0.25%	84,613
NY Life Investment Mgmt. Srvcs.	0.25%	204,982
Pension Corp Of America	0.10%	25,907
Pershing	0.15%	302,527
Plan Administration Inc. (MSCS reports)	0.25%	7,186
PNC Global Investment Servicing (U.S.) Inc.	0.15%	0
Princeton Retirement Services	0.20%	162,750
Principal Life Insurance	0.15%	90,945
Prudential (PruArray)	0.20%	668,592
Prudential (PruChoice)(PIMS)	0.10%	141,215
Raymond James Wrap	0.10%	10,427
Reliance Trust Company	0.15%	57,249
Retirement Plan Company	0.25%	2,293
Schwab Trust Co	0.20%	795
Schwab	0.15%	457,307
SEI Private Trust Company	0.15%	23,627
Standard Insurance Company	0.15%	0
Standard Retirement Services	0.25%	0
Sungard Institutional Brokerage	0.07%	0
TD Ameritrade (First Trust -Trustlynx)	0.25%	52,775
T. Rowe Price	0.15%	10,052
UBS (PACE, InsightOne, St ADV, DRS Wrap)	0.10%	95,851
UBS (Other Assets)	0.10%	240,834
Verticle Management System, Inc.	0.20%	0
Wachovia / WySTAR Global Retirement Solutions	0.25%	254,257
Wells Fargo Bank Minn 401(k)	0.25%	138,344
Wilmington Trust (formerly American Stock Transfer)	0.20%	16,129
Wilmington Trust	0.25%	3,358

Financial Intermediary	Other Fee Arrangement	Aggregate Amount Paid during 2011
Associated Securities Corp.	$20 per account	$0
Morgan Stanley DW, Inc.	$85,000 annually	80,583

The Class R shares of the Funds do not impose initial or deferred sales charges on their shares.  Class C shares impose a 1.00% deferred sales charge on shares redeemed within 12 months of being purchased.

Reduced Sales Charge.  Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust (except Funds that do not impose a sales charge).  To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase.  An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Trust in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the prospectuses.  The following points provide additional information about these programs.

•                  Retirement Plans.  Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) and IRA Rollovers from retirement plans with assets invested in Class A shares of the Victory Funds are eligible to buy Class A shares without an initial sales charge.  (Retirement plans with assets invested in one or more Victory Funds prior to December 31, 2002 that were eligible to buy Class A shares without an initial sales charge based on the eligibility requirements then in effect may continue to buy Class A shares without an initial sales charge.)

Investment Professionals servicing retirement plans and who receive up-front payments may receive payment on purchases of Class A shares that are sold at NAV as follows: 0.50% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $5 million; and 0.25% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million to $9,999,999.  In addition, in connection with such purchases, the Distributor or its affiliates may advance Shareholder Servicing Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.  No up-front payments will be made to firms that do not pay such up-front payments to their investment professionals or who do not consent to potential CDSC fees.

Except as noted in this SAI, a CDSC of up to 0.75% is imposed if the qualified retirement plan redeems 90% or more of its cumulative purchases of Class A shares within the first year after purchase.  CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

•                  Service Providers.  Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

•                  Rights of Accumulation permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint.  To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price.

•                  Letter of Intent.  If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases.  Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter.  For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time.  To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased.  Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter.  If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months.  Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

•                  General.  For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

Sample Calculation of Maximum Offering Price.

Each Class A shares of the Equity Funds and the Balanced Fund are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Funds and the Investment Grade Convertible Fund are sold with a maximum initial sales charge of 2.00%.*  Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase.  Class R and Class I shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.  The following tables show the maximum offering price per share of each class of each Fund, using the Fund’s relevant NAV as of October 31, 2011, except for Class Y shares which are shown as of April 30, 2012 because they had not been issued as of October 31, 2011.

Class A Shares of the Equity Funds and the Balanced Fund.

Fund	NAV and redemption price per Class A share	Maximum sales charge (5.75% of offering price)	Maximum offering price to public
Balanced	$11.93	$0.73	$12.66
Diversified Stock	14.40	0.88	15.28
Established Value	25.84	1.58	27.42
Global Equity	10.72	0.65	11.37
International	13.24	0.81	14.05
International Select	12.75	0.78	13.53
Large Cap Growth	14.61	0.89	15.50
Small Company Opportunity	29.82	1.82	31.64
Special Value	14.77	0.90	15.67
Stock Index	19.14	1.17	20.31

Class A Shares of the Convertible and the Fixed Income Funds.

Fund	NAV and redemption price per Class A share	Maximum sales charge (2.00% of offering price)	Maximum offering price to public
Core Bond Index	$9.37	$0.19	$9.56
Fund for Income	11.49	0.23	11.72
Investment Grade Convertible	10.52	0.21	10.73
National Municipal Bond	11.38	0.23	11.61
Ohio Municipal Bond	11.68	0.24	11.92

* A CDSC of 0.75% is imposed on certain redemptions of Class A shares, as described above.

Class C Shares of Certain Funds.

Fund	Class C NAV, offering price and redemption price per Class C share
Balanced	$11.86
Diversified Stock	14.04
Fund for Income	11.43
Global Equity	10.64
International	13.10
International Select	12.59
Large Cap Growth	13.74
Special Value	13.86

Class I Shares of Certain Funds.

Fund	Class I NAV, offering price and redemption price per Class I share
Balanced	$11.97
Core Bond Index	9.37
Diversified Stock	14.39
Established Value	25.83
Fund for Income	11.48
Global Equity	10.74
International	13.36
International Select	12.88
Investment Grade Convertible	10.52
Large Cap Growth	14.62
Small Company Opportunity	29.92
Special Value	14.82

Class R Shares of Certain Funds.

Fund	Class R NAV, offering price and redemption price per Class R share
Balanced	$11.92
Diversified Stock	14.26
Established Value	25.64
Fund for Income	11.50
Large Cap Growth	14.27
Small Company Opportunity	28.84
Special Value	14.36
Stock Index	19.12

Class Y Shares of Certain Funds.

Fund	Class Y NAV, offering price and redemption price per Class Y share
International	$13.27
International Select	12.88

Redeeming Shares.

Contingent Deferred Sales Charge — Class A and C Shares.  No CDSC is imposed on:

•                  the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.  In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•                  redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•                  certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

•                  distributions resulting as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•                  redemptions of shares by the investor where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•                  amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•                  participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege.  Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order.  No service charge is currently made for reinvestment in shares of the Funds.  Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement.  The shareholder must ask the Distributor for such privilege at the time of reinvestment.  Any capital gain that was realized when the shares were redeemed is taxable and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid.  That would reduce the loss or increase the gain recognized from redemption.  The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation.  The reinstatement must be into an account bearing the same registration.

DIVIDENDS AND DISTRIBUTIONS.

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment.  The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income.  Each Fund declares and pays capital gains dividends annually.  Each of the Balanced Fund and the Fixed Income Funds declares and pays dividends monthly.  Each of the Equity Funds and the Investment Grade Convertible Fund declares and pays dividends quarterly. Each of the International Funds declares and pays dividends annually.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class.  Dividends are calculated in the same manner, at the same time and on the same day for shares of each class.  However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.  The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES.

Information set forth in the prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds.  The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectuses.  No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years.  There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried.  Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010.  As explained below, however, such carryforwards may be subject to limitations on availability.  Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs.  The Funds will use their best efforts to avoid having an ownership change.  However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change.  If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.  The following table summarizes the approximate capital loss carryforwards for the applicable Funds as of October 31, 2011 (amount in thousands).

Fund	Approximate Capital Loss Carryforward ($000)	Year of Expiration
Core Bond Index	6,776	2019

Diversified Stock	510,047	2017

Fund for Income	14,071	2012
	7,637	2013
	6,110	2014
	9,829	2015
	3,917	2016
	3,074	2017
	3,563	2018
	10,878	2019

Global Equity	116	2018

Investment Grade Convertible	3,219	2016
	3,292	2017

Special Value	254,930	2017

(a) Rounds to less than $1

The following table summarizes additional net capital loss carryforwards for the applicable Funds as of October 31, 2011 (in thousands). The amount of these losses that may be utilized are limited as a result of an ownership change during the tax year ended October 31, 2011.

Fund	Carryforward ($000)	Year of Expiration
Balanced	11,827	2017

Core Bond Index	29	2013
	4,629	2014
	949	2016
	3,319	2018

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars.  Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year.  The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year.  No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates.  A periodic payment is recognized ratably over the period to which it relates.  In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.  A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).  A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If a Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide.  Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock.  Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

For taxable years beginning after December 22, 2010, a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

The equity Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities.  Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders in taxable years beginning before January 1, 2013.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  (Tax-exempt interest on municipal obligations is not subject to the excise tax.)  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election).  In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the such calendar year which is after the beginning of the taxable year which begins in such calendar year.  Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and, in taxable years beginning before January 1, 2013, may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  Each Fund currently intends to distribute any such amounts.  If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions only 50% (or, for stock acquired after September 27, 2010, and before January 1, 2012, none) of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates.  If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Each of the National Municipal Bond and Ohio Municipal Bond (the “Tax-Exempt Funds”) intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Fund’s taxable year at least 50% of its total assets consists of tax-exempt municipal obligations.  Distributions from a Tax-Exempt Fund that satisfy this requirement will constitute exempt-interest dividends to the extent of such Fund’s tax-exempt interest income (net of expenses and amortized bond premium).  Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes.  However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns.  Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below.  Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount.  Exempt-interest dividends derived from certain “private activity” municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers.  In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.  For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a DRD) in determining their adjusted current earnings.  Each of the National Municipal Bond and Ohio Municipal Bond Funds may invest up to 20% of its total assets in tax exempt obligations that pay interest subject to the AMT.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income and subject to federal income tax.  Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund.  Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund that are derived from interest on such bonds.  Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States.  Prospective investors should consult their own advisers as to such consequences.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund.  U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).  Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares.

For all the Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.  Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.

For taxable years beginning before January 1, 2012, U.S. withholding tax generally would not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Dividends paid on shares of a Fund after 2013 and gross proceeds paid on redemption of a Fund’s shares after 2014, made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied.  Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders.  Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners.  Payments that are taken into account as effectively connected income are not subject to these withholding rules.  Foreign shareholders should consult their own tax advisers as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Foreign, State and Local Tax Considerations.

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

MANAGEMENT OF THE TRUST.

Leadership Structure and Board of Trustees.

The Trust is governed by a Board of Trustees consisting of nine Trustees, eight of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”).  The Chair of the Board is an Independent Trustee, who functions as the lead Trustee.  The Chair serves as liaison between the Board and its Committees, and the Funds’ investment adviser and other service providers.  The Chair is actively involved in setting the Board meeting agenda, and participates on each of the Board’s Committees.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.  Each Trustee oversees 16 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex.  There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  Each Trustee’s address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 61	Trustee	February 2005	Consultant (since 2006).	FBR Funds (since 2011).

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
Nigel D. T. Andrews, 65	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation (2000-2010); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (since 2002).
Teresa C. Barger, 57	Trustee	December 2008	Chief Executive Officer, Cartica Capital LLC (since 2007); Director, International Finance Corporation (1986-2007).	None.
E. Lee Beard, 61	Trustee	February 2005	Consultant, The Henlee Group, LLC. (consulting) (since 2005); Principal Owner, ELB Consultants (since 2003).	Penn Millers Holding Corporation (January 2011 to November 2011).
Sally M. Dungan, 58	Trustee	February 2011	Chief Investment Officer, Tufts University, since 2002.	None.
David L. Meyer, 55	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.)(2002-2008).	None.
Karen F. Shepherd, 72	Trustee	August 2002	Retired; Shepherd Investments (private investments) (since 1996).	None.
Leigh A. Wilson, 67	Chair and Trustee	November 1994

Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).

Director, Caledonia Mining Corporation (since 2012); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David C. Brown, † 40	Trustee	May 2008	Co-Chief Executive Officer, Victory Capital Management Inc. (since 2011); President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), Victory Capital Management Inc.	None.

†Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Experience and qualifications of the Trustees.

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock.  Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions.  He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association.  The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry qualifies him to serve on the Board.

•                  Nigel D.T. Andrews.  Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital.  He also serves as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange.  Mr. Andrews is also the non-executive chairman of Old Mutual’s U.S asset management business, where he also sits on the audit and risk committee.  Mr. Andrews also serves as a Governor of the London Business School.  The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, qualifies him to serve as a Trustee.

•                  Teresa C. Barger.  Ms. Barger has been in the investment management business for many years, most recently as Chief Investment Officer and Chief Executive Officer of Cartica Capital LLC, and as the Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation.  The Board believes that her experience in investment management qualifies her to serve as a Trustee.

•                  David C. Brown.  Mr. Brown serves as Co-Chief Executive Officer (since 2011) of Victory Capital Management Inc., the Funds’ investment adviser, and as such is an “interested person” of the Fund.  He previously served as President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser.  The Board believes that his position and experience with the investment adviser, and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                  E. Lee Beard.  Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions.  As such, Ms. Beard is familiar with issues relating to audits of financial institutions.  The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                  Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years.  She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on boards, including their audit and investment committees, of public and private institutions. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•                  David L. Meyer.  For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.).  The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•                  Karen F. Shepherd.  Ms Shepherd was for six years an executive director on the board of the European Bank for Reconstruction and Development (EBRD), serving as chair of the Budget Committee and of the Board when meeting in executive session.  Currently, she is a director of a federally insured depository institution and is familiar with financial institutions.  In addition, Ms Shepherd is a Former Member of Congress and a former Utah State Senator.  She has owned and operated a Utah-based publishing company; has been the director of Salt Lake County’s Department of Social Services, and through extensive experience on many boards and commissions, understands the board governance processes.  The Board believes that this experience qualifies her to serve as a Trustee.

•                  Leigh A. Wilson.  Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial world.  As a director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies, and served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors.  He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006.  The Board believes that this experience qualifies him to serve as a Trustee.

Committees of the Board.

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda.  In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern.  In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Andrews, Ms. Dungan, and Mr. Wilson.  The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.  The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel.  The Board has designated Messrs. Andrews and Meyer as its Audit Committee Financial Experts.

The members of the Continuing Education Committee are Ms. Shepherd (Chair), Ms. Beard, and Mr. Meyer.  The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

The members of the Investment Committee are Ms. Barger (Chair), Mr. Adcock, Ms. Beard, and Ms. Shepherd.  The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the Service Provider Committee are Mr. Andrews (Chair), Mr. Brown, Ms. Dungan, Mr. Meyer, and Mr. Wilson.  This Committee negotiates the terms of the written agreements with the Fund’s service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its annual review of the Fund’s investment advisory agreement.

The Board Governance and Nominating Committee consists of all of the Independent Trustees.  Mr. Andrews currently serves as the Chair of this Committee.  The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.  The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters.  The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation.  In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party.  The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2011, the Board held nine meetings; the Audit and Risk Oversight Committee held four meetings; the Continuing Education Committee held three meetings; the Investment Committee held three meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held four meetings.  In addition, several sub-committees and special committees met at various times during the fiscal year.

Board role in the oversight of risk.

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function.  Matters regularly reported to the Board or a designated committee include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance.  The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel.  The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Fund ownership.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2011.  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or Victory Capital Advisers, Inc. (the “Distributor”) or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex).  As of July 31, 2012, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex

Mr. Adcock	Fund for Income: Over $100,000	Over $100,000
Mr. Andrews	Diversified Stock: Over $100,000	Over $100,000
Ms. Barger	Established Value: $50,001 — $100,000 International: $50,001 — $100,000 International Select: $50,001 — $100,000	Over $100,000
Ms. Beard

Diversified Stock: $10,001 — $50,000
Fund for Income: $10,001 — $50,000
International: $1 — $10,000
Investment Grade Convertible: $10,001 — $50,000
Large Cap Growth: $10,001 — $50,000
Small Company Opportunity: $10,001 — $50,000

Over $100,000
Ms. Dungan*	Core Bond Index: $10,001 — $50,000 Fund for Income: $10,001 — $50,000 Global Equity: $10,001 — $50,000	$50,000 - $100,000
Mr. Meyer	Diversified Stock: $50,001 — $100,000 Small Company Opportunity: $10,001 — $50,000 Special Value: $10,001 — $50,000	Over $100,000
Ms. Shepherd	Diversified Stock: $50,001 — $100,000 International: $10,001 — $50,000	Over $100,000
Mr. Wilson	Diversified Stock: Over $100,000 Special Value: $50,001 — $100,000	Over $100,000

Interested Trustee.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex

Mr. Brown†

Diversified Stock: Over $100,000
International: Over $100,000
Large Cap Growth: Over $100,000
Small Company Opportunity: Over $100,000
Special Value: $10,001 — $50,000
Fund for Income: $50,001 — $100,000

Over $100,000

*Ms. Dungan joined the Board as an Independent Trustee on February 23, 2011.

†Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Remuneration of Trustees and the Chief Compliance Officer.

The Victory Fund Complex will pay each Independent Trustee $132,000 per year for his or her services to the Funds in the Complex.  The Independent Chair will be paid an additional retainer of $66,000 per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the fiscal year ended October 31, 2011.  As of October 31, 2011, there were 25 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated.  The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock*	$116,920	$124,000
Mr. Andrews	116,920	124,000
Ms. Barger	116,920	124,000
Ms. Beard	116,920	124,000
Ms. Dungan	99,694	105,744
Mr. Kelly**	116,920	124,000
Mr. Meyer	116,920	124,000
Ms. Shepherd	116,920	124,000
Mr. Wilson	175,380	186,000

Interested Trustee.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown†	None	None

*In addition to the fees indicated in the table above, Mr. Adcock received payments totaling $97,089 from amounts that were deferred previously.

**Mr. Kelly, who had been an Independent Trustee, retired effective December 19, 2011.

 †Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Chief Compliance Officer.

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Edward J. Veilleux	$148,433	$157,500

Deferred Compensation.

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”).  Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan, as selected by the Trustee.  The following table lists, as of December 31, 2011, the Trustees who have elected to defer a portion of his or her compensation from the Victory Fund Complex, the Funds owned and the approximate dollar value of the deferred compensation.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Mr. Adcock	Fund for Income	$348,832

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Ms. Barger	Established Value	98,880
	International	89,021
	International Select	85,074
Ms. Shepherd	Diversified Stock	42,059
	International	13,779
	Special Value	14,804

Officers.

The officers of the Trust are elected by the Board of Trustees to supervise actively the Trust’s day-to-day operations.  The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table.  Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.  Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.  Citi Fund Services Ohio, Inc. (“Citi”) receives fees from the Trust for serving as the Funds’ sub-administrator, transfer agent, dividend disbursing agent and servicing agent.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years

Michael Policarpo, II,* 38	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010) of the Adviser.

Derrick A. MacDonald, 42	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 50	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Jay G. Baris, 58	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP. (1994-2011).

Christopher E. Sabato, 43	Treasurer	May 2006	Senior Vice President, Treasury Services, Citi Fund Services, Inc.

Eric B. Phipps, 41	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2006).

Edward J. Veilleux, 69	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

*Mr. Policarpo has been an officer of the Funds since May 2006.

ADVISORY AND OTHER CONTRACTS.

Investment Adviser.

One of the Trust’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC.  The Adviser is a wholly-owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp.  As of December 31, 2011, the Adviser and its affiliates managed assets totaling in excess of $27 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114.  As of December 31, 2011, KeyCorp had an asset base of approximately $89 billion, with banking and trust and investment offices throughout the United States.  KeyCorp’s major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets.  Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

Equity Funds

Fund	Advisory Fee
Diversified Stock	0.65% on the first $800 million, 0.60% on the next $1.6 billion and 0.55% on assets in excess of $2.4 billion
Dividend Growth	[0.70% on the first $1.5 billion, 0.65% on the next $1.5 billion and 0.60% on assets in excess of $3.0 billion]
Established Value	0.65% on the first $100 million, 0.55% on the next $100 million and 0.45% on assets in excess of $200 million
Global Equity	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion and 0.70% on assets in excess of $5 billion
Large Cap Growth	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% on assets in excess of $800 million
International	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion and 0.70% on assets in excess of $5 billion
International Select	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion and 0.70% on assets in excess of $5 billion
Small Company Opportunity	0.85% on the first $500 million and 0.75% on assets in excess of $500 million
Special Value	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% on assets in excess of $800 million
Stock Index	0.25% on the first $400 million, 0.20% on the next $400 million and 0.15% on assets in excess of $800 million

Hybrid Funds

Fund	Advisory Fee
Balanced	0.60% on the first $400 million, 0.55% on the next $400 million and 0.50% on assets in excess of $800 million
Investment Grade Convertible	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% on assets in excess of $800 million

Taxable Fixed-Income Funds

Fund	Advisory Fee
Core Bond Index	0.50% on the first $400 million, 0.45% on the next $400 million and 0.40% on assets in excess of $800 million
Fund for Income	0.50% on the first $400 million, 0.45% on the next $400 million and 0.40% on assets in excess of $800 million

Tax-Exempt Fixed-Income Funds

Fund	Advisory Fee
National Municipal Bond	0.55% on the first $400 million, 0.50% on the next $400 million and 0.45% on assets in excess of $800 million
Ohio Municipal Bond	0.55% on the first $400 million, 0.50% on the next $400 million and 0.45% on assets in excess of $800 million

The Advisory Agreement.

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund (as defined under “Additional Information — Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose.  The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Trustees, or by the Adviser.  The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser.  In addition, the Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

For the three fiscal years ended October 31, 2011 the Adviser was paid the following advisory fees with respect to the Funds.  The amount of fees paid to the Adviser is shown net of the amount of fee reduction.

	2011		2010		2009
Fund	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction
Balanced	$306,237	$—	$593,473	$—	$529,044	$—
Core Bond Index	355,635	—	774,439	—	667,037	—

	2011		2010		2009
Fund	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction
Diversified Stock	21,375,095	—	23,099,342	—	20,893,681	—
Established Value	3,583,750	—	2,259,682	—	1,430,083	—
Fund for Income	3,499,079	—	2,119,808	—	1,647,180	—
Global Equity	47,041	—	—	24,736	—	—
International	548,358	—	431,955	31,239	306,423	—
International Select	533,008	—	434,376	22,705	305,374	—
Investment Grade Convertible	230,216	—	219,428	—	207,895	—
Large Cap Growth	1,177,006	—	633,240	—	341,631	—
National Muni Bond	765,525	—	719,541	—	532,279	—
Ohio Municipal Bond	584,052	—	663,752	—	638,630	—
Small Company Opportunity	6,394,953	—	4,357,863	—	2,942,598	—
Special Value	6,867,034	—	7,552,775	—	6,406,411	—
Stock Index	90,005	—	90,186	—	85,260	—

Portfolio Managers.

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.  For each Fund, the portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)* as of October 31, 2011	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of October 31, 2011
Balanced Fund (Lawrence G. Babin, and Ernest C. Pelaia)
Other Investment Companies	6 ($1.1 billion)	None
Other Pooled Investment Vehicles	25 ($6.7 billion)	None
Other Accounts	1,713 ($4.8 billion)	5 ($661.0 million)
Core Bond Index Fund (Ernest C. Pelaia)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	18 ($1.4 billion)	None
Other Accounts	35 ($1.1 billion)	None
Diversified Stock Fund (Lawrence G. Babin, Paul D. Danes and Carolyn M. Rains)
Other Investment Companies	6 ($1.1 billion)	None
Other Pooled Investment Vehicles	6 ($1.6 billion)	None
Other Accounts	1,683 ($3.7 billion)	5 ($661.0 million)

*                 Rounded to the nearest tenth of a billion, or million, as relevant.

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)* as of October 31, 2011	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of October 31, 2011
Established Value Fund (Gregory Conners, Jeff Graff and Gary H. Miller)
Other Investment Companies	1 ($16.8 million)	None
Other Pooled Investment Vehicles	4 ($945.5 million)	None
Other Accounts	26 ($220.8 million)	None
Fund for Income (Heidi L. Adelman and Michael A. DiRienzio)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	1 ($39.0 million)	None
Other Accounts	9 ($1.0 million)	None
Global Equity Fund (Matthias A. Knerr and Jeffrey Saeger)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	2 ($128,4 million)	None
Other Accounts	9 ($1.2 million)	None
International Fund (Matthias A. Knerr and Chris J. La Jaunie)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	2 ($68.5 million)	None
Other Accounts	14 ($1.6 million)	None
International Select Fund (Matthias A. Knerr and Chris J. La Jaunie)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	2 ($71.8 million)	None
Other Accounts	14 ($1.6 million)	None
Investment Grade Convertible Fund (Amy E. Bush, Richard A. Janus and James K. Kaesberg)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	3 ($106.1 million)	None
Other Accounts	641 ($748.1 million)	None
Large Cap Growth Fund (Jason E. Dahl, Scott R. Kefer, Erick F. Maronak and Michael B. Koskuba
Other Investment Companies	2 ($75.0 million)	None
Other Pooled Investment Vehicles	1 ($52.4 million)	None
Other Accounts	2,836 ($1.4 billion)	None
National Municipal Bond Fund (Paul A. Toft and Patrick D. Grady)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	10 ($505.2 million)	None
Other Accounts	9 ($176.6 million)	None

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)* as of October 31, 2011	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of October 31, 2011
Ohio Municipal Bond Fund (Paul A. Toft and Patrick D. Grady)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	10 ($555.7 million)	None
Other Accounts	9 ($176.6 million)	None
Small Company Opportunity Fund (Gregory Conners, Jeff Graff and Gary Miller)
Other Investment Companies	1 ($5.7 million)	None
Other Pooled Investment Vehicles	4 ($957.9 million)	None
Other Accounts	26 ($220.8 million)	None
Special Value Fund (Leslie Z. Globits and Kirk A. Schmitt)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	3 ($142.7 million)	None
Other Accounts	50 ($158.0 million)	1 ($89.5 million)
Stock Index Fund (Ernest C. Pelaia)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	18 ($1.4 billion)	None
Other Accounts	35 ($1.1 billion)	None

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Funds.  As a result, these other accounts may invest in the same securities as the Funds.  The SAI section entitled “Advisory and Other Contracts — Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Funds and other similarly managed accounts.

Fund Ownership

Dollar Range of Shares
Beneficially Owned
Portfolio Manager	Fund	as of October 31, 2011
Ms. Adelman	Fund for Income	None
Mr. Babin	Balanced Fund None	None
	Diversified Stock Fund	Over $1,000,000
Ms. Bush	Investment Grade Convertible Fund	$50,001 to $100,000
Mr. Conners	Established Value Fund	$100,001 to $500,000
	Small Company Opportunity Fund	$10,001 to $50,000
Mr. Dahl	Large Cap Growth Fund	$10,001 to $50,000
Mr. Danes	Diversified Stock Fund	$100,001 to $500,000
Mr. DiRienzio	Fund for Income	None
Mr. Globits	Special Value Fund	$100,001 to $500,000
Mr. Grady	National Municipal Bond Fund	None
	Ohio Municipal Bond Fund	None
Mr. Graff	Established Value Fund None	$10,001 to $50,000
	Small Company Opportunity Fund	$100,001 to $500,000

Mr. Janus	Investment Grade Convertible Fund	$100,001 to $500,000
Mr. Kaesberg	Investment Grade Convertible Fund	$50,001 to $100,000
Mr. Kefer	Large Cap Growth Fund	$10,001 to $50,000
Mr. Knerr	Global Equity Fund	None
	International Fund	None
	International Select Fund	None
Mr. Koskuba	Large Cap Growth Fund	$10,001 to $50,000
Mr. LaJaunie	International Fund	$1 to $10,000
	International Select Fund	$10,001 to $50,000
Mr. Maronak	Large Cap Growth Fund	$10,001 to $50,000
Mr. Miller	Established Value Fund	$10,001 to $50,000
	Small Company Opportunity Fund	$100,001 to $500,000
Mr. Pelaia	Balanced Fund	None
	Core Bond Index Fund	None
	Stock Index Fund	None
Ms. Rains	Diversified Stock Fund	$100,001 to $500,000
Mr. Saeger	Global Equity Fund	$10,001 to $50,000
Mr. Schmitt	Special Value Fund	$10,001 to $50,000
Mr. Toft	National Municipal Bond Fund	$100,001 to $500,000
	Ohio Municipal Bond Fund	$10,001 to $50,000

Compensation

The portfolio managers for each of the Funds each receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee).  A manager’s base salary is dependent on the manager’s level of experience and expertise.  The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results.  The Adviser establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  This target is set at a percentage of base salary, generally ranging from 40% to 150%.  Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting.  Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership, risk management and teamwork.  Investment performance is based on investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s), and is assigned a 50% weighting.  The overall performance results of each Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies.  The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results.  For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero.  Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one, three and five year rolling performance.  Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Funds’ portfolio managers may participate either in the Adviser’s long-term incentive plan, the results for which are based on the Adviser’s business results (the “Adviser Incentive Plan”), or may receive options on KeyCorp common stock (the “KeyCorp Incentive Plan”).  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.  The following portfolio managers participate in the Adviser Incentive Plan: Ms. Adelman, Mr. Babin, Ms. Bush, Mr. Conners, Mr. Dahl, Mr. Danes, Mr. Globits, Mr. Graff, Mr. Janus, Mr. Kaesberg, Mr. Kefer, Mr. Knerr, Mr. Koskuba, Mr. La Jaunie, Mr. Maronak, Mr. Miller, Mr. Pelaia, Mr. Putman, Ms. Rains, Mr. Sachdeva, Mr. Saeger, Mr. Schmitt and Mr. Toft.

In addition to the compensation described above, each of the Diversified Stock Fund’s portfolio managers (Mr. Babin, Mr. Danes and Ms. Rains), Small Company Opportunity Fund’s portfolio managers (Mr. Miller, Mr. Conners, and Mr. Graff), the Global Equity Fund’s portfolio managers (Mr. Knerr, Mr. Saeger), the International and International Select Funds’ portfolio managers (Mr. Knerr, Mr. La Jaunie) may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Diversified Stock, Global Equity, International and International Select Funds.

Code of Ethics.

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics.  The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees).  Each Code of Ethics provides that Access Personnel must refrain from certain trading practices.  Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds.  Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”).  The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Funds’ shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Funds, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust’s proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests.  The Adviser delegates to Institutional Shareholder Services, an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Voting Committee.  The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust’s Policy or to recommend to the Adviser any proposed amendment to its Policy.  The Proxy Voting Policies of the Trust and of the Adviser are included in this SAI at Appendix B.

The Trust’s Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX each Fund’s proxy voting record.  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, as well as that for all such periods ended June 30, 2004 or later, is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

Portfolio Transactions.

Fixed Income Trading.  Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis.  These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer.  The Adviser does not know the actual value of the markup/markdown.  However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.  For the three fiscal years ended October 31, 2008, the Fixed Income Funds paid no brokerage commissions.

Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers.  Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

All Other Markets.  Subject to the consideration of obtaining best execution, brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process.  These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds.  Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement.  In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions.  The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness.  The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received.  The continuous review of commissions is the responsibility of the head of equity trading.  Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote.  The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process.  Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks.   As the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser.  Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds.  The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.)  The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated.  Both equity and fixed-income securities may be aggregated.  When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•      Allocation of all orders in a timely and efficient manner.

In some cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible.  No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk.  Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks.  Orders are processed on a “first-come, first-served” basis.  At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously.  The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation.  To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit.  Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block.  The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades.  All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day.  Execution prices may not be carried overnight.  Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order.  Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry.  If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement.  Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order.  In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible.  The following execution methods maybe used in place of a pro rata procedure:  relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

The following table shows the brokerage commissions that the Equity and Hybrid Funds paid during the last three fiscal years ended October 31.

Fund	2011	2010	2009
Balanced	$55,119	$88,302	$89,134
Diversified Stock	5,304,787	5,206,881	5,156,862
Established Value	630,441	521,408	370,140

Fund	2011	2010	2009
Global Equity	15,595	13,049	—
International	252,920	232,389	324,055
International Select	252,221	254,152	378,800
Investment Grade Convertible	2,187	2,483	5,365
Large Cap Growth	142,192	76,273	80,888
Small Company Opportunity	795,660	947,275	1,034,116
Special Value	2,039,872	2,166,137	3,437,906
Stock Index	7,340	7,180	12,776

Affiliated Brokerage.  The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions.  The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

Except when necessary in the Stock Index Fund, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or their affiliates, or Citi or its affiliates and will not give preference to KeyBank’s correspondent banks or affiliates, or Citi with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.  From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers.  All such transactions must be completed in accordance with procedures approved by the Board.  The percentage of trades executed through an affiliated broker-dealer for a Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

No payments were made to any affiliated brokers during the prior three fiscal years ended October 31, 2011.

Allocation of Brokerage in Connection with Research Services.  During the fiscal year ended October 31, 2011, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of certain Equity and Hybrid Funds to brokers because of research services provided.  The following table indicates the Funds that entered into these transactions, the amount of these transactions and related commissions paid during this period.  These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services.  They do not include transactions and commissions involving brokers that provide proprietary research.

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
Balanced	$41,438	$51,509,094
Diversified Stock	3,807,893	4,806,341,768
Established Value	273,601	392,675,132
Large Cap Growth	92,201	159,269,873
Investment Grade Convertible	693	1,178,328
Small Company Opportunity	426,937	460,348,067
Special Value	970,761	1,263,669,127

Securities of Regular Brokers or Dealers.  The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year.  The following table identifies, for each applicable Fund, those brokers or dealers, the type of security and the value of the Fund’s aggregate holdings of the securities of each such issuer as of October 31, 2011.

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value (000)
Balanced Fund	Bank of America	Debt	$70
Balanced Fund	Credit Suisse First Boston	Debt	26
Balanced Fund	Goldman Sachs	Debt	45
Balanced Fund	JP Morgan	Debt	48
Balanced Fund	Merrill Lynch	Debt	10
Balanced Fund	Morgan Stanley	Debt	69
Balanced Fund	RBS Securities	Debt	15
Balanced Fund	UBS	Debt	48
Balanced Fund	JP Morgan	Equity	490
Core Bond Index Fund	Bank of America	Debt	328
Core Bond Index Fund	Credit Suisse First Boston	Debt	126
Core Bond Index Fund	Goldman Sachs	Debt	209
Core Bond Index Fund	JP Morgan	Debt	225
Core Bond Index Fund	Merrill Lynch	Debt	45
Core Bond Index Fund	Morgan Stanley	Debt	252
Core Bond Index Fund	RBS Securities	Debt	61
Core Bond Index Fund	UBS Warburg	Debt	303
Diversified Stock Fund	JP Morgan	Equity	92,329
Global Equity Fund	JP Morgan	Equity	50
International Fund	BNP Paribas	Equity	330
Investment Grade Convertible Fund	Jeffries & Company, Inc.	Debt	510
Large Cap Growth Fund	JP Morgan	Equity	556
Small Company Opportunity Fund	Keefe, Bruyette & Woods, Inc	Equity	1,161
Stock Index Fund	Bank of America	Equity	197
Stock Index Fund	Goldman Sachs	Equity	158
Stock Index Fund	JP Morgan	Equity	386
Stock Index Fund	Morgan Stanley	Equity	75

Portfolio Turnover.

The portfolio turnover rates stated in the prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.  The following table shows the portfolio turnover rates for each Fund for the two fiscal years ended October 31, 2011.

	2011	2010
Balanced	130%	238%
Core Bond Index	241%	565%
Diversified Stock	84%	87%
Established Value	38%	49%
Fund for Income	43%	49%
Global Equity	87%	80%
International	102%	120%
International Select	127%	130%
Investment Grade Convertible	35%	24%
Large Cap Growth	82%	51%
National Muni Bond	133%	74%
Ohio Municipal Bond	54%	53%
Small Co. Opportunity	44%	66%
Special Value	93%	97%
Stock Index	12%	10%

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund.  In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily.
Distributor	Victory Capital Advisers, Inc.	Daily.
Custodian	KeyBank National Association	Daily.
International Custodian	Citibank National Association	Daily.
Fund Accountant	Citi Fund Services Ohio, Inc.	Daily.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Independent Registered Public Accounting Firm	Ernst & Young LLP

Annual Reporting Period: within 15 business days of end of reporting period.
Semiannual Reporting Period: within 31 business days of end of reporting period.
Rule 17f-2 Audit: twice annually without prior notice to the Funds.

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Morrison & Foerster LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Thompson Financial/Vestek	Monthly, within 5 days after the end of the previous month.
Ratings Agency	Lipper/Merrill Lynch	Monthly, within 6 days after the end of the previous month.
Ratings Agency	Lipper/general subscribers	Monthly, 30 days after the end of the previous month.
Ratings Agency	Morningstar	Quarterly, 5 business days after the end of the previous quarter.
Financial Data Service	Bloomberg L.P.	Quarterly, 5 business days after the end of the previous quarter.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Administrative Services.

Victory Capital Management Inc.

Victory Capital Management Inc. (“VCM”) serves as administrator to the Trust pursuant to an agreement dated July 1, 2006 (the “Administration and Fund Accounting Agreement”).  Citi serves as sub-administrator to the Trust pursuant to an agreement with VCM dated July 1, 2006 (the “Sub~~-~~Administration and Sub-Fund Accounting Agreement”). As administrator, VCM supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that VCM supervises as investment adviser, subject to the supervision of the Board.

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that VCM renders to the Funds, the Trust pays VCM an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Variable Insurance Funds (“VVIF): 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VVIF net assets in excess of $12 billion.  VCM may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.  In addition, the Trust and VVIF reimburse VCM for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement.

Except as otherwise provided in the Administration and Fund Accounting Agreement, VCM shall pay all expenses that it incurs in performing its services and duties as administrator.  Unless sooner terminated, the Administration and Fund Accounting Agreement will continue in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Administration and Fund Accounting Agreement provides that VCM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, VCM coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

The following table reflects fees that each Fund paid to VCM under the Administration and Fund Accounting Agreement for the last three fiscal years ended October 31.

	2011		2010		2009
	Fees Paid	Fee Reductions	Fees Paid	Fee Reductions	Fees Paid	Fee Reductions
Balanced	$79,905	$—	$96,602	$—	$84,950	$—
Core Bond Index	98,877	—	151,307	—	128,493	—
Diversified Stock	3,530,868	—	3,815,663	—	3,380,958	—
Established Value	720,939	—	426,293	—	242,093	—
Fund for Income	803,896	—	419,321	—	317,447	—
Global Equity	24,944	—	3,046	—	—	—
International	86,316	—	56,596	—	36,980	—
International Select	79,245	—	55,844	—	36,853	—
Investment Grade Convertible	39,943	—	28,582	—	26,709	—
Large Cap Growth	158,229	—	82,601	—	43,950	—
National Municipal Bond	156,727	—	127,976	—	93,297	—
Ohio Municipal Bond	122,209	—	117,939	—	111,891	—
Small Company Opportunity	776,773	—	505,957	—	333,583	—
Special Value	998,059	—	1,099,430	—	900,963	—
Stock Index	48,515	—	35,228	—	32,849	—

Sub-Administrator.

Citi

Citi serves as sub-administrator to the Funds pursuant to an agreement with VCM dated July 1, 2006 (the “Sub-Administration and Sub-Fund Accounting Agreement”).  Citi assists in supervising all operations of the Funds (other than those performed by VCM either as investment adviser or administrator), subject to the supervision of the Board.

Under the Citi Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds and VVIF, Victory Capital Management pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.05% of the first $8 billion of aggregate Trust and VVIF net assets; plus 0.02% of aggregate net assets of aggregate Trust and VVIF net assets from in excess of $8 billion to $12 billion; plus 0.01% of aggregate Trust and VVIF net assets in excess of $12 billion.  Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.  In addition, the Trust and VVIF reimburse Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement will continue in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-SAR and N-Q; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.

Distributor.

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedemand Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated November 30, 2007. The Distributor is an affiliate of the Adviser. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. The following table reflects the total underwriting commissions and the amount of those commissions retained by the Distributor (and its predecessors) in connection with the sale of shares of each Fund for the three fiscal years ended October 31.

	2011		2010		2009
	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained
Balanced	$3,321	$917	$1,920	$280	$7,740	$1,407
Core Bond Index	405	117	261	81	470	132
Diversified Stock	206,866	22,425	243,524	39,455	275,811	42,295
Established Value	142,838	21,980	44,062	6,010	28,221	9,145
Fund for Income	358,845	114,357	285,978	91,877	37,444	11,136
Global Equity	—	—	—	—	—	—
International	—	—	—	—	—	—
International Select	—	—	202	27	630	80

	2011		2010		2009
	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained
Investment Grade Convertible	126	91	3,183	1,260	9,440	2,870
Large Cap Growth	140,461	17,972	98,001	15,413	79,302	10,473
National Muni Bond	10,516	3,262	29,966	9,916	46,832	14,176
Ohio Municipal Bond	16,086	5,535	22,367	7,494	34,748	12,321
Small Company Opportunity	40,623	6,393	36,686	5,094	58,511	10,475
Special Value	110,928	14,189	132,388	17,685	150,881	19,879
Stock Index	3,281	809	3,686	740	3,426	768

Transfer Agent.

Citi Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent for the Funds pursuant to a transfer agency agreement dated April 1, 2002.  Under its agreement with the Funds, Citi has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.

Shareholder Servicing Plan.

Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares.  These services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals that require a shareholder vote; and (10) providing such other similar services as the Trust may reasonably request to the extent the Agent is permitted to do so under applicable statutes, rules or regulations.  The Fund may reduce or eliminate the amount of shareholder servicing fees paid to shareholder servicing agents to reduce the Fund’s total operating expenses.

Rule 12b-1 Distribution and Service Plans.

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, C and R shares of various Funds.  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

“Defensive” Rule 12b-1 Plan.  The Trust has adopted a “defensive” Rule 12b-1 Plan on behalf of the following: Class A shares of the Balanced, Core Bond Index, Diversified Stock, Dividend Growth, Established Value, Fund for Income, Global Equity, International, International Select, Investment Grade Convertible, Large Cap Growth, National Municipal Bond, Ohio Municipal Bond, Small Company Opportunity and Special Value Funds as well as the Class A and Class R shares of the Stock Index Fund.  The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses.  No separate payments are authorized to be made by these Funds pursuant to the Plan.  Under this Plan, if a payment to the Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by the Plan.

This Plan specifically recognizes that the Adviser or the Distributor, directly or through an affiliate, may use its past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds.  In addition, the Plan provides that the Adviser and the Distributor may use their respective resources to make payments to third parties that provide assistance in selling the Funds’ shares, or to third parties, including banks, that render shareholder support services.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million.  This amount was allocated to each Fund according to its relative net assets as of November 30, 2006.  This payment was made pursuant to an agreement reached among the Funds, and Citi and VCM, the administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares.  The Funds believe that the nature of these expenditures requires additional disclosure to the Board at the time incurred.  Under the terms of the agreement, the administrator and the investment adviser will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006).  The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the SEC in accord with a settlement that Citi entered into with the SEC on September 26, 2006 relating to the same matters.  None of these payments has had, or is expected to have, a material effect on the NAV of any Fund.

On July 29, 2010, Citibank paid approximately $4.1 million after the Securities and Exchange Commission (the “SEC”) approved the distribution plan that was in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters.  Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf.  The amounts are disclosed as “Net increase from payment by the sub-administrator” in the Statements of Operations and the Statements of Changes in Net Assets.  The corresponding impact to the total return is disclosed in the Financial Highlights.

This Plan has been approved by the Board.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.  In particular, the Board noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements.  To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds’ shares may result.  Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with which shareholders have other relationships.

Class C Rule 12b-1 Plan.  The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class C shares of each of the Balanced, Diversified Stock, Dividend Growth, Fund for Income, Global Equity, International, International Select, Large Cap Growth and Special Value Funds pay the Distributor a distribution and service fee of 1.00%.  The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s prospectus, SAI and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.  Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent.  In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor.  Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan.  The Trust also has adopted a Rule 12b-1 Plan, pursuant to which Class R shares of (1) each of the Balanced, Diversified Stock, Dividend Growth, Established Value, Large Cap Growth, Small Company Opportunity and Special Value Funds pay the Distributor a distribution and service fee of up to 0.50%; and (2) the Fund for Income pay the Distributor a distribution and service fee of up to 0.25%.  Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds.  In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services.

Class C and Class R Rule 12b-1 Plans.  The amount of the Rule 12b-1 fees payable by any Fund under either of these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and neither Plan obligates a Fund to reimburse the Distributor for such expenses.  The fees set forth in either Rule 12b-1 Plan will be paid by each such Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

The Class C and Class R Rule 12b-1 Plans were approved by the Board, including the Independent Trustees, at a meeting called for that purpose.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and their Class C and Class R shareholders.  To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.  Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.  The following tables reflect the payment of Rule 12b-1 fees to the Distributor pursuant to the Plans during the fiscal year ended October 31, 2011.  All such payments consisted of compensation to broker-dealers.

	Class C	Class R
Balanced	$12,913	$24,733
Diversified Stock	1,042,852	814,765
Established Value	—	1,462,374
Fund for Income	921,119	225,943
Global Equity	19,107	—
International	6,409	—
International Select	6,440	—
Large Cap Growth	57,589	6,166
Small Company Opportunity Fund	—	898,347

	Class C	Class R
Special Value	343,439	901,152

Fund Accountant.

VCM serves as fund accountant for all of the Funds pursuant to the Administration and Fund Accounting Agreement.  Citi serves as sub-fund accountant pursuant to the Sub~~-~~Administration and Sub-Fund Accounting Agreement.

VCM performs accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant.  The fund accountant calculates each Fund’s NAV, the dividend and capital gain distribution, if any, and the yield.  The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.  The fees that VCM receives for administration and fund accounting services are described in the SAI section entitled “Administrative Services — Victory Capital Management.”  The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Administrator — Citi.”

Custodian.

General. Cash and securities owned by each of the Funds except the International Fund, the International Select Fund and the Global Equity Fund are held by KeyBank, 127 Public Square, Cleveland, Ohio 44114, as custodian pursuant to a Custodian Agreement dated July 1, 2011.  Under this Agreement, KeyBank (1) maintains a separate account or accounts in the name of each Fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust’s operations.  Cash and securities owned by the International Fund, the International Select Fund and the Global Equity Fund are held by Citibank, N.A. (“Citibank”), 388 Greenwich Street, New York, NY 10013 pursuant to a Global Custodial Services Agreement dated August 5, 2008.  Under the Global Custodial Services Agreement, Citibank performs services similar to those described above.  Both KeyBank and Citibank may, with the approval of a Fund and at the custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that each shall remain liable for the performance of all of its duties under its respective custody agreement.

Foreign Custody.  Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets.  Accordingly, the Board delegated these responsibilities to Citibank pursuant to the Global Custodial Services Agreement.  As Foreign Custody Manager, Citibank must (a) determine that the assets of the Institutional Fund, the Institutional Select Fund and the Global Equity Fund held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures.  In determining appropriateness, Citibank will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities.  Citibank will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

Independent Registered Public Accounting Firm.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Trust’s independent registered public accounting firm.

Legal Counsel.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations, including:  taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds’ existence, costs of shareholders’ reports and meetings and any extraordinary expenses incurred in the Funds’ operation.

ADDITIONAL INFORMATION.

Description of Shares.

The Trust’s Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value $0.001 per share.  The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment as described in the prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Additional Information About the Stock Index Fund.

The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc.  S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance.  S&P’s only relationship to the Adviser (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund.  S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Principal Holders of Securities.

As of July 31, 2012, the following shareholders owned 5% or more of a particular share class of the indicated Funds.  Each shareholder that beneficially owns more than 25% of the voting securities of a Fund may be deemed a control person of that class of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote.  Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

Fund — Class	Name and Address of Owner	Percent Owned of Record
Balanced Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	17.81%
	Delaware Charter Guarantee Trust FBO Principal Financial Group OMNIB 711 High Street Des Moines IA 50303	12.94%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	11.70%
	FIIOC Sierra Nevada Brewery 401k 100 Magellan Way KWIC Covington KY 41015	10.88%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd Fl Jacksonville FL 32246	6.09%
Balanced Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd Fl Jacksonville FL 32246	25.53%
	Pershing LLC PO Box 2052 Jersey City, NY 07303	6.70%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	6.08%
	Dennis A Michele and Judith L Michele Jt Ten 27 Cane Creek Circle Fairview, NC 28730	6.02%
	CWC Pension Plan FBO Derek Ridgway 1333 N California Blvd Walnut Creek, CA 94596	5.80%

Fund — Class	Name and Address of Owner	Percent Owned of Record
Balanced Fund Class I	Lester W Dryja 752 Jeanette St Brunswick OH 44212	37.86%
	William E. Schlag 11231 Hidden Springs Dr Chardon OH 44024	25.58%
	Timothy M Mahoney Michael Mahoney 128 Kenton Rd Chagrin Falls, OH 44022	13.67%
	Elizabeth A Oswald Eric J Oswald 20 Arend Ave Williamsville, NY 14221	9.00%
Balanced Fund Class R	Anesthesia Assoc of Cincinnati Inc 200 Northland Blvd Cincinnati OH 45246	70.83%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	7.64%
Core Bond Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	78.35%
Core Bond Fund Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	99.12%
Diversified Stock Fund Class A	Vanguard Fiduciary Trust Company 100 Vanguard Blvd MS K-22 Malvern PA 19355	15.92%
	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	10.95%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	6.84%
Diversified Stock Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	34.71%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	7.82%
Diversified Stock Fund Class I	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	26.98%

Fund — Class	Name and Address of Owner	Percent Owned of Record
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	16.64%
Diversified Stock Fund Class R	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	25.15%
	Hartford Life Insurance Company Curt Nadeau TTE PO Box 2999 Hartford CT 06104	8.74%
	Mercer Trust Co. FBO United Here National Plus Plan One Investor Way Norwood MA 02062	7.44%
	ING Life Insurance and Annuity Company One Orange Way Windsor, CT 06095	6.00%
Established Value Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	15.87%
	State Street Corporation FBO ADP Access 1 Lincoln Street Boston MA 02110	9.06%
	Charles Schwab & Co Inc. Customers 101 Montgomery Street San Francisco CA 94104	5.71%
Established Value Fund Class I	SEI Private Trust Co C O First Tennessee One Freedom Valley Dr Oaks PA 19456	28.91%
	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	11.89%
	Marshall & IIsley Trust Co. 11270 W Park Place Suite 400 Milwaukee WI 53224	8.99%
	NFS LLC FEBO State Street Bank 440 Mamaroneck Ave Harrison NY 10528	6.80%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	5.24%
	Marshall & IIsley Trust Co. 11270 W Park Place Suite 400 Milwaukee WI 53224	5.11%

Fund — Class	Name and Address of Owner	Percent Owned of Record
Established Value Fund Class R	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	23.00%
	ING Life Insurance and Annuity Company One Orange Way Windsor CT 06095	9.61%
	State Street Bank FBO ADP Access 1 Lincoln St Boston MA 02110	9.24%
	Hartford Life Insurance Curt Nadeau Trustee PO Box 2999 Hartford CT 06104	6.97%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	5.40%
Fund for Income Class A	Charles Schwab & Co Inc. Customers 101 Montgomery Street San Francisco CA 94104	15.49%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	10.35%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	8.54%
Fund for Income Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	11.15%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	9.48%
Fund for Income Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	55.94%
	Koch Resources LLC 4111 E 37th St N Wichita KS 67220	12.15%
	UMBSC Co PO Box 419260 Kansas City MO 64141	8.04%
Fund for Income Class R	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	24.16%

Fund — Class	Name and Address of Owner	Percent Owned of Record
	Fifth Third Bank FBO Cape Ann Savings Bank PO Box 3385 Cincinnati OH 45263	6.12%
Global Equity Class A	KeyCorp 127 Public Square Cleveland OH 44143	72.62%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	22.51%
Global Equity Class C	KeyCorp 127 Public Square Cleveland OH 44143	98.67%
Global Equity Class I	KeyCorp 127 Public Square Cleveland OH 44143	84.88%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	9.65%
International Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	83.57%
	Pershing LLC PO Box 2052 Jersey City, NY 07303	7.40%
International Fund Class C	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44114	96.87%
International Fund Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	99.82%
International Fund Class Y	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44114	100.00%
International Select Fund Class A	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44114	80.60%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	17.51%
International Select Fund Class C	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44114	95.52%

Fund — Class	Name and Address of Owner	Percent Owned of Record
International Select Fund Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	99.67%
International Select Fund Class Y	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44114	100.00%
Investment Grade Convertible Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	29.24%
	Charles Schwab & Co Inc Customers 101 Montgomery Street San Francisco CA 94104	12.81%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	11.67%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	5.02%
Investment Grade Convertible Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	79.91%
Large Cap Growth Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	32.99%
	LPL Financial 9785 Towne Centre Drive San Diego CA 92121	7.34%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	6.66%
Large Cap Growth Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	20.76%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	11.38%
Large Cap Growth Fund Class I	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	33.61%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	5.25%
Large Cap Growth Fund Class R	Hartford Securities Distribution Co / PRG PO Box 2999 Hartford CT 06104	33.78%

Fund — Class	Name and Address of Owner	Percent Owned of Record
	Frontier Trust Company FBO Corporate Flight International PO Box 10758 Fargo ND 58106	15.53%
	State Street Bank ADP/MSDW 401K Product 1 Lincoln St Boston MA 02111	12.75%
	Frontier Trust Co FBO American Star Retirement Plan PO Box 10758 Fargo ND 58106	7.22%
	Pershing LLC PO Box 2052 Jersey City NJ 07303	5.71%
National Municipal Bond Fund Class A	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	32.34%
	Charles Schwab & Co. Customers 101 Montgomery Street San Francisco CA 94104	28.62%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	6.38%
Ohio Municipal Bond Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	38.10%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	26.98%
Small Company Opportunity Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	15.21%
Small Company Opportunity Fund Class I	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	12.06%
	MAC & Co TTE 525 William Penn Place Pittsburgh PA 15230	9.75%
Small Company Opportunity Fund Class R	Hartford Life Insurance Curt Nadeau Trustee PO Box 2999 Hartford CT 06104	28.74%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	11.91%

Fund — Class	Name and Address of Owner	Percent Owned of Record
	State Street Bank ADP/MSDW 401K Product 1 Lincoln St Boston MA 02110	8.02%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	6.51%
	ING Life Insurance and Annuity Company One Orange Way Windsor CT 06095	5.74%
Special Value Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	16.51%
	Hartford Life Insurance Curt Nadeau Trustee PO Box 2999 Hartford CT 06104	14.60%
	New York Life Trust Company 169 Lackawanna Avenue Parsippany NJ 07054	10.10%
	Hartford Securities Distribution Co / PRG PO Box 2999 Hartford CT 06104	5.57%
Special Value Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	32.52%
	Hartford Securities Distribution Co / PRG PO Box 2999 Hartford CT 06104	13.59%
	Janney Montgomer Scott LLC Exclusive Benefit of Customers 1801 Market St Philadelphia PA 19103	8.76%
Special Value Fund Class I	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	40.98%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	19.01%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	14.63%
	SEI Private Trust Co C O First Tennessee One Freedom Valley Dr Oaks PA 19456	7.72%

Fund — Class	Name and Address of Owner	Percent Owned of Record
Special Value Fund Class R	Hartford Life Insurance Company Curt Nadeau TTEE PO Box 2999 Hartford CT 06104	43.27%
	Hartford Securities Distribution Co / PRG PO Box 2999 Hartford CT 06104	12.92%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	9.55%
Stock Index Fund Class A	Delaware Charter Guarantee Trust FBO Principal Financial Group OMNIB 711 High Street Des Moines IA 50303	33.80%
	Frontier Trust Company FBO The Habegger Corp 401k PS Plan PO Box 10758 Fargo ND 58106	7.10
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	5.85%
Stock Index Fund Class R	Taynik & Co c/o Investors Bank & Trust Co 200 Clarendon St FPG 90 Boston MA 02116	16.97%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	10.84%
	Hartford Securities Distribution Co / PRG PO Box 2999 Hartford CT 06104	10.37%
	Wilmington Trust FBO Webb-Stiles Co 401k PO Box 52129 Phoenix AZ 85072	8.00%

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”).  Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts).  Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders.  These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a “master/feeder” structure, in which the Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of each series affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust..  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of the Trust, with respect to all the Funds in operation, for the fiscal year ended October 31, 2011 and the unaudited financial statements for the period ended April 30, 2012 are incorporated by reference herein.

Miscellaneous.

As used in the prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees.  The Trustees may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation.  Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles.  Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The prospectuses and this SAI omit certain of the information contained in the registration statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the prospectus and this SAI.

APPENDIX A.

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs.  These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.  The following describes the long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security’s ranking within the category.  For example, a rating of A-3 is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Moody’s assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings for MTN programs themselves

Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the following characteristics listed below.  For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program;

•                  Notes containing features that link the cash flow and/or market value to the credit performance of any third party or parties.

•                  Notes allowing for negative coupons, or negative principal.

•                  Notes containing any provision that could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.  As with all ratings, Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium term note program.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end.

Short-Term Obligation Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes Moody’s short-term debt ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Speculative Grade Liquidity Ratings.  Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity.  They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity.  They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing.  The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity.  They are expected to rely on external sources of committed financing.  Based on Moody’s evaluation of near-term covenant compliance, there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity.  They rely on external sources of financing and the availability of that financing is in Moody’s opinion highly uncertain.

Short-Term Obligation Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG-1.  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2.  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3.  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.  This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.  VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG-1.  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2.  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3.  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  The following describes the highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification.  For example, a rating of A- is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A- rated securities.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority of ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes S&P’s short-term debt ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Short-Term Loan/Municipal Note Ratings.  The following describes S&P’s two highest municipal note ratings.

SP-1.  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Active Qualifiers (Currently applied and/or outstanding)

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — The letter ‘p’ indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

pi — Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript.  Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Credit Ratings

Investment Grade

AAA — Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality.  ‘AA’ ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality.  ‘A’ ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Speculative Grade

BBB — Good credit quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

BB — Speculative.  ‘BB’ ratings indicate an elevated vulnerability to default risk particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.  Securities rated in this category are not investment grade.

B — Highly speculative.  ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A ‘CC’ rating indicates that default of some kind appears probable.  ‘C’ ratings signal imminent default.

DDD, DD, D — Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

International Short-Term Credit Ratings.  The following describes Fitch’s two highest short-term ratings:

F1.  Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2.  Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to Long- and Short-term ratings:

 “+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable, or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

APPENDIX B.

Proxy Voting Policies and Procedures

The Victory Portfolios
The Victory Institutional Funds
The Victory Variable Insurance Funds

Proxy Voting Policies and Procedures

The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds (the “Trusts”) each have adopted these Proxy Voting Policies and Procedures (“Policies”) to:

•                                          ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

•                                          address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Funds or of Victory Capital Management Inc. (“Victory Capital Management”) or the principal underwriter of the Funds (or their affiliates) (all referred to as “Affiliated Persons”) on the other;

•                                          provide for oversight of proxy voting by the Boards of Trustees of the Trusts, and

•                                          provide for the disclosure of the Funds’ proxy voting records and these Policies.

I.                                         Delegation to Victory Capital Management

The Trusts hereby delegate the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to Victory Capital Management in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Victory Capital Management’s Proxy Voting Policy and Procedures (the “Procedures”) and have determined that they are reasonably designed to ensure that Victory Capital Management will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests.  The Procedures (attached as Exhibit A), are adopted as part of these Policies.  The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.                                     Disclosure

A.                                    Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) each Fund’s proxy voting records for the most recent twelve—month period ended June 30 (the “Voting Records”).  The Funds will make their proxy voting records available without charge upon request by calling a toll free number after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•                                          the name of the issuer of the portfolio security

•                                          the exchange ticker symbol of the portfolio security

•                                          the CUSIP number for the portfolio security

•                                          the shareholder meeting date

•                                          a brief identification of the matter voted upon

•                                          whether the matter was proposed by the issuer or by a security holder

•                                          whether the Portfolio cast a vote and, if so, how the vote was cast

•                                          whether the vote cast was for or against management of the issuer

B.                                    Disclosure the Policies and How to Obtain Information

1.                                       Description of the policies.  The Funds’ statement of additional information (“SAI”) shall describe these Policies, including the Procedures.

2.                                       How to obtain a copy of the Policies.  The Funds shall disclose in all shareholder reports that a description of these Policies is available

•                                          without charge, upon request, by calling a toll-free number; and

•                                          at the SEC’s website, www.sec.gov.

3.             How to obtain a copy of proxy votes.  The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

•                                          without charge, upon request, by calling a toll-free number; and

•                                          at the SEC’s website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.                                 Review by Trustees

Victory Capital Management shall report to the Trustees, at least annually, the Voting Records of the Funds in a form as the Trustees may request.  This report shall:

•                                          describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

•                                          summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Adviser’s Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted: August 5, 2003
Revised: August 11, 2004
Adopted: February 10, 2005 for The Victory Institutional Funds

Exhibit A to the Proxy Voting Procedures of The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds

VICTORY CAPITAL MANAGEMENT INC.

PROXY VOTING POLICY

Effective Date:	August 18, 2003
Revised Date:	October 11, 2011

Proxy Voting Policy

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•                  the direction and guidance, if any, provided by the document establishing the account relationship

•                  principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account.  In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.

Victory votes client securities in the best interests of the client.  In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.*  In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•                  reasonable efforts will be made to monitor and keep abreast of corporate actions

•                  all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•                  a written record of such voting will be kept by Victory or its designated affiliate

•                  Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s), as applicable, subject to review by an attorney within Victory’s law group and a member of senior management.

•                  the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

* Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser. Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com. Information on how to obtain voting records can also be found on www.victoryconnect.com.

Statement of Corporate Governance

The rights associated with stock ownership are as valuable as any other financial assets.  As such, they must be managed in the same manner.  Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

Proxy Voting Procedure

The Proxy Committee determines how proxies will be voted.  Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration.  Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference.  Approval is based on majority votes of committee.

Victory has engaged ISS (Institutional Shareholder Services) to perform the administrative tasks of receiving proxies and proxy statements, and voting proxies in accordance with the Victory Proxy Policy. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory.

Voting Guidelines

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules.  The Proxy Committee is directed to apply these guidelines as appropriate.  On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against or to withhold a vote for a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

Corporate Actions

The Corporate Actions Group processes mandatory corporate actions. The Victory Proxy Analyst obtains recommendations from the Victory Portfolio Manager, Research Analyst or Proxy Committee on voluntary corporate actions and will post the recommendation to the Victory Capital Management Report Repository. The Victory Proxy Analyst will also send the recommendation to the Corporate Actions Group.

Routine/Miscellaneous Proposals

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:

•      The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•      Motivation and rationale for establishing the agreements;

•      Quality of disclosure; and

•      Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Vote FOR the ratification of auditors.

However, vote AGAINST in cases where auditors have failed to render accurate financial statements or where non-audit fees exceed audit fees.

Non-audit fees are excessive if:

•      Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Receiving and/or Approving Financial Reports

(This is a non-US issue)

Vote FOR approval of financial statements and director and auditor reports, unless:

•      There are concerns about the accounts presented or audit procedures used; or

•      The company is not responsive to shareholder questions about specific items that should be publicly disclosed

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•      The tenure of the audit firm;

•      The length of rotation specified in the proposal;

•      Any significant audit-related issues at the company;

•      The number of Audit Committee meetings held each year;

•      The number of financial experts serving on the committee; and

•      Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.     Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.     Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.     Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.     Director Competence:  Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

1.     Board Accountability

VOTE WITHHOLD/AGAINST(2) the entire board of directors (except new nominees(3), who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

Classified board structure:

1.1.    The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.    The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom

(2)  In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(3)  A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If Victory cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•      A classified board structure;

•      A supermajority vote requirement;

•      Majority vote standard for director elections with no carve out for contested elections;

•      The inability for shareholders to call special meetings;

•      The inability for shareholders to act by written consent;

•      A dual-class structure; and/or

•      A non-shareholder approved poison pill.

Poison Pills:

1.3.     The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.     The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.     The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.     the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•      The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•      The issuer’s rationale;

•      The issuer’s governance structure and practices; and

•      The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.     The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.     The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.     There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.   Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.   There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12.   The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13.   The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.   The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15.   The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.   Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.   Failure to replace management as appropriate; or

1.18.   Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.     Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.     The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.     The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.     The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.     At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.    Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.     The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.     The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.     The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.     The full board is less than majority independent.

4.     Director Competence

Attendance at Board and Committee Meetings

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.     The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.     Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•      Medical issues/illness;

•      Family emergencies; and

•      If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Overboarded Directors

Vote AGAINST or WITHHOLD from individual directors who:

4.3.     Sit on more than six public company boards; or

4.4.     Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Categorization of Directors

1.     Inside Director (I)

1.1.     Employee of the company or one of its affiliates(i).

1.2.     Among the five most highly paid individuals (excluding interim CEO).

1.3.     Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)(ii).

1.4.     Current interim CEO.

1.5.     Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.     Affiliated Outside Director (AO)

Board Attestation

2.1.     Board attestation that an outside director is not independent.

Former CEO

2.2.     Former CEO of the company(iii),(iv).

2.3.     Former CEO of an acquired company within the past five years(iv).

2.4.     Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made(v).

Non-CEO Executives

2.5.     Former Section 16 officer(ii) of the company, an affiliate(i) or an acquired firm within the past five years.

2.6.     Section 16 officer(ii) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7.     Section 16 officer(ii), former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.     Immediate family member(vi) of a current or former Section 16 officer(ii) of the company or its affiliates(i) within the last five years.

2.9.     Immediate family member(vi) of a current employee of company or its affiliates(i) where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.   Currently provides (or an immediate family member(vi) provides) professional services(vii) to the company, to an affiliate(i) of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.   Is (or an immediate family member(vi) is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services(vii) to the company, to an affiliate(i) of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.   Has (or an immediate family member(vi) has) any material transactional relationship(viii) with the company or its affiliates(i) (excluding investments in the company through a private placement).

2.13.   Is (or an immediate family member(vi) is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship(viii) with the company or its affiliates(i) (excluding investments in the company through a private placement).

2.14.   Is (or an immediate family member(vi) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments(viii) from the company or its affiliates(i).

Other Relationships

2.15.   Party to a voting agreement(ix) to vote in line with management on proposals being brought to shareholder vote.

2.16.   Has (or an immediate family member(vi) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee(x).

2.17.   Founder(xi) of the company but not currently an employee.

2.18.   Any material(xii) relationship with the company.

3.     Independent Outside Director (IO)

3.1.     No material(xii) connection to the company other than a board seat.

Footnotes:

(i) “Affiliate” includes a subsidiary, sibling company, or parent company. Victory uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(ii) “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

(iii) Includes any former CEO of the company prior to the company’s initial public offering (IPO).

(iv) When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Victory will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

(v) Victory will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Victory will also consider if a formal search process was underway for a full-time CEO at the time.

(vi) “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(vii) Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

(viii) A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, Victory will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

(ix) Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

(x) Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

(xi) The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause Victory to deem the founder as an independent outsider.

(xii) For purposes of Victory’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•      The reasonableness/scope of the request; and

•      The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote FOR proposals to eliminate cumulative voting.

Generally vote AGAINST shareholder proposals to restore or provide for cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•      Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•      Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•      Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•      If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•      If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•      The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•      The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•      The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•      The scope and structure of the proposal.

Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•      Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•      presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•      serves as liaison between the chairman and the independent directors;

•      approves information sent to the board;

•      approves meeting agendas for the board;

•      approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•      has the authority to call meetings of the independent directors;

•      if requested by major shareholders, ensures that he is available for consultation and direct communication;

•      Two-thirds independent board;

•      All independent key committees;

•      Established governance guidelines;

•      A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•      The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•      Egregious compensation practices;

•      Multiple related-party transactions or other issues putting director independence at risk;

•      Corporate and/or management scandals;

•      Excessive problematic corporate governance provisions; or

•      Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Victory’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Standard for the Election of Directors

Vote AGAINST if the company already has a Resignation Policy in place

Otherwise vote with stated policy;

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access (Open Access )

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

•      The ownership threshold proposed in the resolution;

•      The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•      Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•      Effectively disclosed information with respect to this structure to its shareholders;

•      Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•      The company has an independent chairman or a lead director, according to Victory’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests- Voting for Director Nominees in Contested Elections

Internally reviewed on a CASE-BY-CASE basis.

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Takeover Defenses and Related Actions

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Equal Access Proposals

Vote FOR proposals seeking equal access to proxies.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•      The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•      The value of the NOLs;

•      Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•      The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•      Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•      Shareholders have approved the adoption of the plan; or

•      The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•      No lower than a 20% trigger, flip-in or flip-over;

•      A term of no more than three years;

•      No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•      Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•      The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•      The value of the NOLs;

•      Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•      The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•      Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•      The election of fewer than 50% of the directors to be elected is contested in the election;

•      One or more of the dissident’s candidates is elected;

•      Shareholders are not permitted to cumulate their votes for directors; and

•      The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•      Reasons for reincorporation;

•      Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•      Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•      Shareholders’ current right to act by written consent;

•      The consent threshold;

•      The inclusion of exclusionary or prohibitive language;

•      Investor ownership structure; and

•      Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•      An unfettered(4) right for shareholders to call special meetings at a 10 percent threshold;

•      A majority vote standard in uncontested director elections;

•      No non-shareholder-approved pill; and

•      An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals restricting or eliminating shareholders’ right to call special meetings.

Vote FOR proposals allowing shareholders to call special meetings unless the company currently provides the right to call special meetings at a threshold of 25 percent, upon which Victory votes AGAINST.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals seeking to adopt supermajority vote requirements higher than 66.67 percent.

(4) “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Vote FOR proposals seeking to reduce or eliminate supermajority vote requirements.

CAPITAL/RESTRUCTURING

The stewardship of a corporation’s capital structure involves a number of important issues, including dividend policy, taxes, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. For the most part, these decisions are best left to the board and senior management of the firm. However, while a company’s value depends more on its capital investment and operations than on how it is financed, many financing decisions have a significant impact on shareholders, particularly when they involve the issuance of additional common stock, preferred stock, or the assumption of additional debt. Additional equity financing, for example, may reduce an existing shareholder’s ownership interest and can dilute the value of his investment. Shareholders must also be alert to potential anti-takeover mechanisms, which are often embedded in management’s chosen financing vehicles.

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote FOR increases in authorized common stock, unless the increase is being used to thwart a takeover, upon which Victory votes AGAINST.

Vote AGAINST proposals that seek to permanently revoke or remove preemptive rights from shareholders.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•      Past Board Performance:

•      The company’s use of authorized shares during the last three years

•      The Current Request:

•      Disclosure in the proxy statement of the specific purposes of the proposed increase;

•      Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•      The dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Authority to Issue Additional Debt

(This is a non-US issue.)

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•                  The size of the company;

•                  The shareholder base; and

•                  The liquidity of the stock.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•                  Past Board Performance:

•                  The company’s use of authorized preferred shares during the last three years;

•                  The Current Request:

•                  Disclosure in the proxy statement of the specific purposes for the proposed increase;

•                  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•                  In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•                  Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•                  More simplified capital structure;

•                  Enhanced liquidity;

•                  Fairness of conversion terms;

•                  Impact on voting power and dividends;

•                  Reasons for the reclassification;

•                  Conflicts of interest; and

•                  Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•                  A stock exchange has provided notice to the company of a potential delisting; or

•                  The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•                  Adverse governance changes;

•                  Excessive increases in authorized capital stock;

•                  Unfair method of distribution;

•                  Diminution of voting rights;

•                  Adverse conversion features;

•                  Negative impact on stock option plans; and

•                  Alternatives such as spin-off.

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•                  Purchase price;

•                  Fairness opinion;

•                  Financial and strategic benefits;

•                  How the deal was negotiated;

•                  Conflicts of interest;

•                  Other alternatives for the business;

•                  Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•                  Impact on the balance sheet/working capital;

•                  Potential elimination of diseconomies;

•                  Anticipated financial and operating benefits;

•                  Anticipated use of funds;

•                  Value received for the asset;

•                  Fairness opinion;

•                  How the deal was negotiated;

•                  Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY- CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•                  Dilution to existing shareholders’ positions;

•                  Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•                  Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•                  Management’s efforts to pursue other alternatives;

•                  Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•                  Conflict of interest - arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•                  The reasons for the change;

•                  Any financial or tax benefits;

•                  Regulatory benefits;

•                  Increases in capital structure; and

•                  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•                  Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•                  Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•                  Offer price/premium;

•                  Fairness opinion;

•                  How the deal was negotiated;

•                  Conflicts of interest;

•                  Other alternatives/offers considered; and

•                  Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•                  Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•                  Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•                  Are all shareholders able to participate in the transaction?

•                  Will there be a liquid market for remaining shareholders following the transaction?

•                  Does the company have strong corporate governance?

•                  Will insiders reap the gains of control following the proposed transaction?

•                  Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•                  Percentage of assets/business contributed;

•                  Percentage ownership;

•                  Financial and strategic benefits;

•                  Governance structure;

•                  Conflicts of interest;

•                  Other alternatives; and

•                  Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•                  Management’s efforts to pursue other alternatives;

•                  Appraisal value of assets; and

•                  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE —BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•                  Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•                  Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•                  The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•                  When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•                  Financial issues:

•                  The company’s financial condition;

•                  Degree of need for capital;

•                  Use of proceeds;

•                  Effect of the financing on the company’s cost of capital;

•                  Current and proposed cash burn rate;

•                  Going concern viability and the state of the capital and credit markets.

•                  Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•                  Control issues:

•                  Change in management;

•                  Change in control;

•                  Guaranteed board and committee seats;

•                  Standstill provisions;

•                  Voting agreements;

•                  Veto power over certain corporate actions; and

•                  Minority versus majority ownership and corresponding minority discount or majority control premium

•                  Conflicts of interest:

•                  Conflicts of interest should be viewed from the perspective of the company and the investor.

•                  Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•                  Market reaction:

•                  The market’s response to the proposed deal. A negative market reaction is a cause for concern.  Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•                  Estimated value and financial prospects of the reorganized company;

•                  Percentage ownership of current shareholders in the reorganized company;

•                  Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•                  The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•                  Existence of a superior alternative to the plan of reorganization; and

•                  Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•                  Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•                  Market reaction — How has the market responded to the proposed deal? A negative market reaction may be a cause for concern.  Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•                  Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•                  Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter?  Consider the background of the sponsors.

•                  Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•                  Voting agreements — Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•                  Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•                  Tax and regulatory advantages;

•                  Planned use of the sale proceeds;

•                  Valuation of spinoff;

•                  Fairness opinion;

•                  Benefits to the parent company;

•                  Conflicts of interest;

•                  Managerial incentives;

•                  Corporate governance changes;

•                  Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•                  Hiring a financial advisor to explore strategic alternatives;

•                  Selling the company; or

•                  Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•                  Prolonged poor performance with no turnaround in sight;

•                  Signs of entrenched board and management (such as the adoption of takeover defenses);

•                  Strategic plan in place for improving value;

•                  Likelihood of receiving reasonable value in a sale or dissolution; and

•                  The company actively exploring its strategic options, including retaining a financial advisor.

COMPENSATION

Executive Pay Evaluation

Executive pay remains a perennial hot button issue for shareholders, who want assurance that top management’s compensation is primarily performance-based, fair, and reasonable. Any evaluation of executive pay must recognize two underlying forces: an executive labor market, where executive pay packages result from negotiations in a war for talent, and an agency problem, where boards and shareholders try to align pay incentives with shareholder value creation.

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.               Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.               Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.               Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.               Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.               Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or

AGAINST an equity-based incentive plan proposal if:

•                  There is a misalignment between CEO pay and company performance (pay for performance);

•                  The company maintains problematic pay practices;

•                  The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•                  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•                  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•                  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•                  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•                  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-based.  If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•                  AGAINST management “say on pay” (MSOP) proposals;

•      AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•                  In egregious situations;

•                  When no MSOP item is on the ballot; or

•                  When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•      AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•                  Problematic practices related to non-performance-based compensation elements;

•                  Incentives that may motivate excessive risk-taking; and

•                  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.  The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•                  New or extended agreements that provide for:

•                  CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single”  or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•                  Multi-year guaranteed bonuses;

•                  A single performance metric used for short- and long-term plans;

•                  Lucrative severance packages;

•                  High pay opportunities relative to industry peers;

•                  Disproportionate supplemental pensions; or

•                  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•                  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•                  Duration of options backdating;

•                  Size of restatement due to options backdating;

•                  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•                  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•                  Poor disclosure practices, including:

•                  Unclear explanation of how the CEO is involved in the pay setting process;

•                  Retrospective performance targets and methodology not discussed;

•                  Methodology for benchmarking practices and/or peer group not disclosed and explained.

•                  Board’s responsiveness to investor input and engagement on compensation issues, for example:

•                  Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•                  Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote FOR golden parachute compensation.

Vote AGAINST golden parachute compensation where the parachute is in excess of 2.99 times the previous year’s salary and bonus.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans.

Vote AGAINST any plan that issues over 30% of the outstanding stock at that time.

Victory also will vote AGAINST any plan that provides loans to officers or directors to exercise options.

Vote AGAINST the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•                  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•                  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•                  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•                  The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.  The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that do not expressly prohibit the repricing or exchange of underwater stock options without prior shareholder approval.  “Repricing” includes the ability to do any of the following:

•                  Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•                  Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

Pay-for-Performance- Impact on Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

•                  Magnitude of pay increase/decrease in the last fiscal year;

•                  Source of pay increase (cash or equity); and

•                  Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See Pay-for-Performance discussion under Executive Pay Evaluation for further details.

Liberal Definition of Change-in-Control

Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards.  Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•                  Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•                  Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•                       The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•                       The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•                       The general vesting provisions of option grants; and

•                       The distribution of outstanding option grants with respect to the named executive officers;

•                  Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•                  Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•                  Purchase price is less than 85 percent of fair market value; or

•                  Offering period is greater than 27 months; or

•                  The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•                  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s classification of director independence, or if the plan contains excessive problematic provisions.

Option Exchange Programs/Repricing Options

Vote AGAINST proposals seeking the authority to reprice options.

Vote AGAINST proposals seeking to approve an option exchange program.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Victory will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•                  Executive officers and non-employee directors are excluded from participating;

•                  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•                  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.  Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders.  The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•                  Eligibility;

•                  Vesting;

•                  Bid-price;

•                  Term of options;

•                  Cost of the program and impact of the TSOs on company’s total option expense

•                  Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.  Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•                  Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period:

•                       A minimum vesting of three years for stock options or restricted stock; or

•                       Deferred stock payable at the end of a three-year deferral period.

•                  Mix between cash and equity:

•                       A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•                       If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites provided to non-employee directors; and

•                  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table.  The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.  However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•                  The company’s past practices regarding equity and cash compensation;

•                  Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•                  Whether the company has a rigorous claw-back policy in place.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•                  while employed and/or for two years following the termination of their employment ; or

•                  for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•                  Rigorous stock ownership guidelines;

•                  A holding period requirement coupled with a significant long-term ownership requirement; or

•                  A meaningful retention ratio;

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•                  Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•                  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•                  Rigorous stock ownership guidelines, or

•                  A holding period requirement coupled with a significant long-term ownership requirement, or

•                  A meaningful retention ratio,

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•                  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Victory favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•                  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives.  Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards.  Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•                  Second, assess the rigor of the company’s performance-based equity program.  If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal.  Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design.  If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Generally vote AGAINST, if a majority of pay is already linked to performance than proposal is redundant.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives.  These principles include:

•                  Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•                  Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•                  Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•                  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•                  An executive may not trade in company stock outside the 10b5-1 Plan.

•                  Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program.  Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. Victory will take into consideration:

•                  If the company has adopted a formal recoupment bonus policy;

•                  If the company has chronic restatement history or material financial problems; or

•                  If the company’s policy substantially addresses the concerns raised by the proponent.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•                  The triggering mechanism should be beyond the control of management;

•                  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•                  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.  Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Retention/Holding Period

Vote AGAINST shareholder proposals asking companies to adopt holding periods or retention ratios for their executives.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under Victory policy, and may even result in withheld votes from compensation committee members. The second component of this proposal —- related to the elimination of accelerated vesting — requires more careful consideration. The following factors will be taken into regarding this policy.

•                  The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•                  Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Social/Environmental Issues

Overall Approach

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory combines such proposals based on the expected impact to the shareholder and their long-term economic interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Diversity

Board Diversity

Generally vote AGAINST requests for reports on the company’s efforts to diversify the board, if the company has a Board & Nominating Committee that has a practice of selecting candidates based on knowledge, experience, and skills regardless of gender or race.

Equality of Opportunity

Generally vote AGAINST proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, if the company already has a policy in place

Political Contributions

Generally vote FOR, if proposal requests more information on political contributions and trade association payments make with corporate funds

Otherwise, if more disclosure on trade associations made with corporate funds is not requested and company provides a report on political contributions, vote AGAINST.

General Sustainability Reporting Proposals

Generally vote AGAINST if:

•                  company already provides sustainability reporting, even if it doesn’t follow the specific standards requested in the proposal

•                  Similar disclosure as its peers

•                  Free from any major incidents in the past several years

Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•                  Past performance as a closed-end fund;

•                  Market in which the fund invests;

•                  Measures taken by the board to address the discount; and

•                  Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•                  Past performance relative to its peers;

•                  Market in which fund invests;

•                  Measures taken by the board to address the issues;

•                  Past shareholder activism, board activity, and votes on related proposals;

•                  Strategy of the incumbents versus the dissidents;

•                  Independence of directors;

•                  Experience and skills of director candidates;

•                  Governance profile of the company;

•                  Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•                  Proposed and current fee schedules;

•                  Fund category/investment objective;

•                  Performance benchmarks;

•                  Share price performance as compared with peers;

•                  Resulting fees relative to peers;

•                  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•                  Stated specific financing purpose;

•                  Possible dilution for common shares;

•                  Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•                  Potential competitiveness;

•                  Regulatory developments;

•                  Current and potential returns; and

•                  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•                  The fund’s target investments;

•                  The reasons given by the fund for the change; and

•                  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•                  Political/economic changes in the target market;

•                  Consolidation in the target market; and

•                  Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•                  Potential competitiveness;

•                  Current and potential returns;

•                  Risk of concentration;

•                  Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•                  Strategies employed to salvage the company;

•                  The fund’s past performance;

•                  The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•                  The degree of change implied by the proposal;

•                  The efficiencies that could result;

•                  The state of incorporation;

•                  Regulatory standards and implications.

Vote AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust;

•                  Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•                  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•                  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•                  Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•                  Regulations of both states;

•                  Required fundamental policies of both states;

•                  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•                  Fees charged to comparably sized funds with similar objectives;

•                  The proposed distributor’s reputation and past performance;

•                  The competitiveness of the fund in the industry;

•                  The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•                  Resulting fee structure;

•                  Performance of both funds;

•                  Continuity of management personnel;

•                  Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•                  Performance of the fund’s Net Asset Value (NAV);

•                  The fund’s history of shareholder relations;

•                  The performance of other funds under the advisor’s management.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

In certain foreign jurisdictions, voting of proxy will result in the lockup of shares, impairing Victory’s ability to trade those shares for several days. This could result in significant loss to the investor. Consequently, in those foreign jurisdictions which engage in this practice, Victory will generally refrain from proxy voting.

In other foreign jurisdictions, the determination by the Proxy Committee to vote, or refrain from voting, proxy will take into consideration any additional costs to investors which may be incurred from research and voting process.

Additional Topics

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•                  Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•                  In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•                  Document the nature of the conflict and the rationale for the recommended vote

•                  Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary Key Private Bank’s Chief Fiduciary Officer, or their designee, or consult an internal or external, independent adviser

•                  If a member of the Proxy Committee has a conflict (e.g. —family member on board of company) —he/she will not vote (or recluse themselves from voting).

•                  Report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

Recordkeeping

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•                  copies of all policies and procedures required by Rule 206(4)-6

•                  a written record of votes cast on behalf of clients

•                  any documents prepared by Victory or the Proxy Committee germane to the voting decision

•                  a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•                  a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

Glossary

Blank Check Preferred Stock — A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw - Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter - Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board - A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting - Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance - Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting - Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Provisions - Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail - Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification - Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting — The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill - The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights - pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre- emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy - The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest - Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Statement — A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan - A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation - Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock — Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan - A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal - Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan — A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws - In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency - their shareowners.

Supermajority - Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself - that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report — A company report on policies and initiatives related to social, economic or environmental issues.

Written Consent - The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

Executive Compensation Terms

At-the-Money Option - An option with exercise price equal to the current market price.

Change-in-Control Provision - A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Deferred Stock - A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan - A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP) - A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock.. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Exercise Price - Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Incentive Stock Options (ISO’s) - Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option - The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

Omnibus Plan - A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Performance Shares - Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five- year period.

Premium-Priced Options - An option whose exercise price is set above fair market value on grant date.

Repricing - An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock - A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m) - The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT) - A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs) - An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Vesting Schedule - A holding period following grant date during which time options may not be exercised.

Volatility - The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD) - The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

Exception / Escalation Policy

All material exceptions to this policy will be reported to the Compliance Committee and Victory Capital Management Inc. Board members. When applicable, exceptions will be presented to the Chief Compliance Officer of KeyBank N.A.

Registration Statement

of

THE VICTORY PORTFOLIOS

on

Form N-1A

PART C.                                                 OTHER INFORMATION

Item 28.

Exhibits:

(a)(1)	Certificate of Trust.(1)

(a)(2)(a)	Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000.(2)

(a)(2)(b)	Schedule A to the Trust Instrument, current as of November 30, 2011.(3)

(b)	Bylaws, Amended and Restated as of August 26, 2009.(4)

(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a)

Investment Advisory Agreement dated March 1, 1997 between Registrant and Victory Capital Management Inc. (formerly Key Asset Management Inc.) (“VCM” or the “Adviser”) (the “First Advisory Agreement”).(5)

(d)(1)(b)	Schedule A to the First Advisory Agreement, current as of December 1, 2011.(3)

(d)(1)(c)	Addendum to the First Advisory Agreement dated May 23, 2001.(6)

(d)(2)(a)

Investment Advisory Agreement dated March 1, 1997 between Registrant and the Adviser regarding the Established Value, Focused Growth, and Gradison Government Reserves Funds (the “Second Advisory Agreement).(7)

(d)(2)(b)	Schedule A to the Second Advisory Agreement, current as of December 1, 2011.(3)

(d)(2)(c)	Addendum to the Second Investment Advisory Agreement dated May 23, 2001.(6)

(1)	Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed electronically on December 28, 1995, accession number 0000950152-95-003085.

(2)	Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(3)	Filed as an Exhibit to Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A filed electronically on December 22, 2011, accession number 0001104659-11-070891.

(4)	Filed as an Exhibit to Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A filed electronically on December 4, 2009, accession number 0001104659-09-068535.

(5)	Filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed electronically on July 29, 1998, accession number 0000922423-98-000725.

(6)	Filed as an Exhibit to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A filed electronically on March 1, 2002, accession number 0000922423-02-000261.

(7)	Filed as an Exhibit to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed electronically on December 12, 1997, accession number 0000922423-97-001015.

(e)(1)	Distribution Agreement dated November 30, 2007 between Registrant and Victory Capital Advisers, Inc.(3)

(e)(2)	Schedule I to the Distribution Agreement, as of December 2, 2009.(4)

(e)(3)	Addendum to the Distribution Agreement, dated December 1, 2010.(3)

(f)	None.

(g)(1)(a)	Mutual Fund Custody Agreement dated July 1, 2011 between Registrant and KeyBank National Association (“KeyBank”).(3)

(g)(1)(b)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5, 2008.(8)

(g)(1)(c)	Fund Appendix to the Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5, 2008.(4)

(h)(1)	Form of Broker-Dealer Agreement.(3)

(h)(2)(a)	Administration and Fund Accounting Agreement dated July 1, 2006 between Registrant and VCM.(9)

(h)(2)(b)	Schedule D to the Administration and Fund Accounting Agreement, current as of December 2, 2009.(4)

(h)(2)(c)	Amendment to Administration and Fund Accounting Agreement dated July 1, 2009.(4)

(h)(3)(a)	Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006 between VCM and BISYS.(9)

(h)(3)(b)	Amendment dated October 1, 2006 to the Sub-Administration and Sub-Fund Accounting Agreement.(10)

(h)(3)(c)	Amendment dated July 1, 2009 to the Sub-Administration and Sub-Fund Accounting Agreement.(4)

(h)(4)(a)	Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS.(11)

(h)(4)(b)	Schedule A to the Transfer Agency Agreement, current as of December 2, 2009.(4)

(h)(4)(c)	Supplement dated June 3, 2002 to the Transfer Agency Agreement.(11)

(h)(4)(d)	Amendment dated July 24, 2002 to the Transfer Agency Agreement.(11)

(h)(4)(e)	Amendment dated May 18, 2004 to the Transfer Agency Agreement.(12)

(h)(4)(f)	Amendment dated July 1, 2006 to the Transfer Agency Agreement.(9)

(8)	Filed as an Exhibit to Registrant’s Post-Effective Amendment No. 78 to Registration Statement on Form N-1A filed electronically on March 1, 2007, accession number 0001104659-07-015122.

(9)	Filed as an Exhibit to Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A filed electronically on December 20, 2006, accession number 0001104659-06-082890.

(10)	Filed as an Exhibit to Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A filed electronically on June 29, 2007, accession number 0001104659-07-051406.

(11)	Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2002, accession number 0000922423-02-001283.

(12)	Filed as an Exhibit to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2005, accession number 0000922423-05-002071.

(h)(4)(g)	Amendment dated July 1, 2009 to the Transfer Agency Agreement.(4)

(h)(4)(h)	Amendment dated August 31, 2011 to the Transfer Agency Agreement.(3)

(i)(1)	Opinions of Morrison & Foerster LLP and Morris Nichols Arsht & Tunnell LLP to be provided.

(j)	Consent of Ernst & Young LLP

(k)	Not applicable.

(l)(1)	Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio.(13)

(l)(2)	Purchase Agreement dated October 15, 1989.(14)

(l)(3)	Purchase Agreement.(15)

(l)(4)	Purchase Agreement dated February 16, 2010.(16)

(m)(1)(a)	Distribution and Service Plan dated June 5, 1995.(5)

(m)(1)(b)	Schedule I to the Distribution and Service Plan dated June 5, 1995, revised as of December 2, 2009.(4)

(m)(2)(a)	Distribution and Service Plan dated March 27, 2000 for certain Funds.(2)

(m)(2)(b)	Schedule I to the Distribution and Service Plan dated March 27, 2000, revised as of December 2, 2009.(4)

(m)(2)(c)	Amended and Restated Distribution and Service plan dated January 17, 2003 for Class R Shares.(17)

(m)(2)(d)	Schedule I to the Amended and Restated Distribution and Service plan for Class R Shares revised as of December 14, 2005.(17)

(m)(3)(a)	Distribution and Service Plan dated February 26, 2002 for Class C Shares of Registrant.(6)

(m)(3)(b)	Schedule I to Distribution and Service Plan for Class C Shares, as revised December 2, 2009.(4)

(m)(3)(c)	Form of Broker-Dealer Agreement for Class C Shares.(6)

(m)(4)(a)	Shareholder Servicing Plan dated June 5, 1995 for Class A Shares.(5)

(m)(4)(b)	Schedule I to the Shareholder Servicing Plan, revised as of December 2, 2009.(4)

(13)	Filed as Exhibit 13 to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on November 13, 1986.

(14)	Filed as Exhibit 13(b) to Registrant’s Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed on December 1, 1989.

(15)	Filed as Exhibit 13(c) to Registrants Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed on December 1, 1989.

(16)	Filed as an Exhibit to Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed electronically on February 16, 2010, accession number 0001104659-10-007421.

(17)	Filed as an Exhibit to Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A filed electronically on December 21, 2007, accession number 0001104659-07-090542.

(m)(4)(c)	Form of Shareholder Servicing Agreement.(18)

(m)(4)(d)	Form of Shareholder Servicing Agreement for non-financial services firms.(6)

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated November 30, 2011.(3)

(p)(1)	Code of Ethics of Registrant.(8)

(p)(2)	Code of Ethics of the Adviser.(19)

(p)(3)	Code of Ethics of BISYS.(10)

Powers of Attorney of Leigh A. Wilson, Nigel D. T. Andrews, Karen F. Shepherd, David Brooks Adcock, E. Lee Beard, David C. Brown, Teresa C. Barger, David L. Meyer and Sally M. Dungan.(3)

Item 29.                                                    Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.                                                    Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2) hereto, provides for the indemnification of Registrant’s Trustees and officers, as follows:

Section 10.02  Indemnification.

(a)                                  Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)                         every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)                      the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)                                 No indemnification shall be provided hereunder to a Covered Person:

(i)                         who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(18)	Filed as an Exhibit to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A filed electronically on February 27, 2004, accession number 0000922423-04-000368.

(19)	Filed as an Exhibit to Post-Effective Amendment No. 98 to Registrant’s Registration Statement on Form N-1A filed electronically on February 22, 2012, accession number 0001104659-12-011666.

(ii)                      in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)                                  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)                                 Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Indemnification of the Fund’s principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto, Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto.  Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.  In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant.  Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.                                                    Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (the “Adviser”) is the investment adviser to each of Registrant’s Funds.  The Adviser is a wholly-owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp, a bank holding company, which had total assets of approximately $89 billion as of December 31, 2011.  KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include securities brokerage, insurance and leasing companies.  As of December 31, 2011, the Adviser and its affiliates managed assets of approximately $28 billion, and provide a full range of investment management services to personal and corporate clients.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of the Adviser are as follows:

Officers:
Heidi L. Adelman	• Chief Investment Officer, Mortgage Investments
Lawrence G. Babin	• Chief Investment Officer, Diversified Product
Peter W. Scharich	• Chief Financial Officer and Treasurer
David C. Brown	• Co-Chief Executive Officer, Co-President & Chief Operating Officer
Holly M. Cavalier	• Chief Compliance Officer
Leslie Z. Globits	• Chief Investment Officer, Mid Cap Product
Richard L. Janus	• Chief Investment Officer, Convertible Securities Product
Matthias A. Knerr	• Chief Investment Officer, International Large Cap Equity
Margaret Lindsay	• Chief Investment Officer, International Small Cap Equity
Erick F. Maronak	• Chief Investment Officer, Large Cap Growth
Gary H. Miller	• Chief Investment Officer, Small Cap Product
Chris A. Ohmacht	• Co-Chief Executive Officer & Co-President
Ernest C. Pelaia	• Chief Investment Officer, Passive Investments

Paul A. Toft	• Chief Investment Officer, Municipal Investments

Richard G. Zeiger	• Secretary, Director

The business address of the foregoing individuals is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Item 32.                                                    Principal Underwriter

(a)                                  Victory Capital Advisers, Inc. (“VCA”) acts as principal underwriter for the shares of Registrant, The Victory Variable Insurance Funds and The Victory Institutional Funds:

(b)                                 VCA, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, acts solely as distributor for the investment companies listed above.  The officers of VCA, all of whose principal business address is set forth above, are:

Name	Principal Position and Officers of VCA	Position with Registrant
Michael D. Policarpo, II	President	President
Donald Inks	Financial Operations Principal, Treasurer	None
Kim Oeder	Chief Compliance Officer and AML Officer	None

(c)                                  Not applicable.

Item 33.                                                    Location of Accounts and Records

(1)                   Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its functions as investment adviser and administrator).

(2)                   KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as custodian and shareholder servicing agent).

(3)                   Citibank N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian for the International, International Select and Global Equity Funds).

(4)                   Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as sub-administrator, sub-fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent).

(5)                   Victory Capital Advisers, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its function as distributor).

Item 34.                                                    Management Services

None.

Item 35.                                                    Undertakings

None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements of effectiveness of this Registration Statement under Rule 485(a) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 17th day of August, 2012.

THE VICTORY PORTFOLIOS
(Registrant)

By:	/s/ Michael D. Policarpo, II
Michael D. Policarpo, II, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 17th day of August, 2012.

/s/ Michael D. Policarpo, II	President
Michael D. Policarpo, II

/s/ Christopher E. Sabato	Treasurer
Christopher E. Sabato

*	Chairman of the Board and Trustee
Leigh A. Wilson

*	Trustee
David Brooks Adcock

*	Trustee
Nigel D. T. Andrews

*	Trustee
Teresa C. Barger

*	Trustee
E. Lee Beard

*	Trustee
David C. Brown

*	Trustee
Sally M. Dungan

*	Trustee
David L. Meyer

*	Trustee
Karen F. Shepherd

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

THE VICTORY PORTFOLIOS

INDEX TO EXHIBITS

Item 23.

Exhibit Number

Exhibits:

j	Consent of Ernst & Young LLP